As filed with the Securities and Exchange Commission on November 24, 2004

                                            Registration No. 333-43628/811-06465
================================================================================

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. ___ Post-Effective Amendment No___
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:

                           THE TRAVELERS SERIES TRUST

                        Area Code and Telephone Number:
                                 (860) 308-1000

                    Address of Principal Executive Offices:
                 One Cityplace, Hartford, Connecticut 06103-3415

                     Name and Address of Agent for Service:

                                Ernest J. Wright
                  Assistant Secretary to the Board of Trustees
                           The Travelers Series Trust
                                  One Cityplace
                             Hartford, CT 06103-3415

                                   Copies to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                           1275 Pennsylvania Ave., NW
                              Washington, DC 20004

================================================================================

 Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on December __, 2004 pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest in the Registrant's MFS Mid Cap Growth Portfolio

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933: NO FILING FEE IS REQUIRED IN RELIANCE ON SECTION 24(F) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                   [FORM OF SUPPLEMENTAL SOLICITATION LETTER]

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                         THE TRAVELERS INSURANCE COMPANY
                         CITICORP LIFE INSURANCE COMPANY
                      FIRST CITICORP LIFE INSURANCE COMPANY

                           The Travelers Series Trust
                          MFS Emerging Growth Portfolio
                   One Cityplace, Hartford, Connecticut 06103

                                December __, 2004

Dear Variable Annuity Contract or
        Variable Life Insurance Policy Owner:

        Shares of MFS Emerging Growth Portfolio (the "Emerging Growth Portfolio") of The Travelers Series Trust (the "Trust") have been purchased at your direction by The Travelers Life and Annuity Company, The Travelers Insurance Company, Citicorp Life Insurance Company or First Citicorp Life Insurance Company (collectively, "TL&A") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (collectively, the "variable contracts"). TL&A, as the shareholder of record and legal owner of those separate accounts, has been asked to approve an Agreement and Plan of Reorganization (the "Plan") whereby Emerging Growth Portfolio will be merged with and into MFS Mid Cap Growth Portfolio, a series in the Trust, (the "Mid Cap Portfolio" and together with Emerging Growth Portfolio, the "Portfolios") in a tax-free reorganization. As an owner of a variable contract with an interest in one or more of those separate accounts, TL&A is asking you for instructions as to how to vote the shares of Emerging Growth Portfolio that are attributable to your variable contract.

        If the Plan is approved and consummated, the separate account(s) in which you have an interest will own shares of Mid Cap Portfolio instead of shares of Emerging Growth Portfolio. Each separate account will receive shares of Mid Cap Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of Emerging Growth Portfolio owned by the separate account before the reorganization.

        Here are some facts about the reorganization and Mid Cap Portfolio that will be useful to you as you vote on this reorganization:

        1. Following the reorganization, Mid Cap Portfolio is expected to have an aggregate operating expense ratio that is comparable to that of the Emerging Growth Portfolio currently.


                             YOUR VOTE IS IMPORTANT!

        2. You may transfer all or a part of your interest in Mid Cap Portfolio as provided in your contract to another available investment option on each day the Mid Cap Portfolio is open for business at the then current net asset value per share.

        Travelers Asset Management International Company LLC ("TAMIC") is the investment adviser for the Portfolios. TAMIC is a subsidiary of Citigroup Inc. Management has proposed the reorganization (1) to eliminate a Portfolio that has had disappointing performance, and (2) to combine that Portfolio into another that is currently managed by essentially the same team of portfolio managers in order to generate economies of scale (and thereby lower expense ratios in the future) and to attempt to take best advantage of the portfolio management team's expertise.

        After carefully considering the merits of the proposal, the Trust's Board of Trustees (the "Board") has determined that the reorganization is in the best interests of each Portfolio's shareholders, and indirectly the underlying contract owners of the Portfolios, and that the shareholders' interests will not be diluted as a result of the reorganization.

        Mid Cap Portfolio, which is available to your variable contract as an investment option, offers a portfolio with investment objectives and policies that are similar to those of the Emerging Growth Portfolio, although there are some important differences. The Board anticipates that combining the assets of the Portfolios should result in more efficient mutual fund operations due to the larger assets, which, in turn, should result in economies of scale that benefit investors.

        The Board recommends that you read the enclosed materials carefully and then instruct The Travelers to vote FOR the proposal. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE. For more information, please call TL&A at 1-800-842-9368.

Respectfully,



The Travelers Life and Annuity Company           The Travelers Insurance Company



Citicorp Life Insurance Company            First Citicorp Life Insurance Company



        WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           THE TRAVELERS SERIES TRUST

                          MFS EMERGING GROWTH PORTFOLIO

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                                                                  _________ 2004

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of
MFS Emerging Growth Portfolio:

        NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders of MFS Emerging Growth Portfolio (the "Emerging Growth Portfolio"), a series of The Travelers Series Trust (the "Trust"), will be held at One Cityplace, Hartford, Connecticut 06103, on February __, 2005 at 9:00 a.m., (Eastern time) for the following purposes:

        ITEM 1. To approve or disapprove a Plan of Reorganization (the "Plan") whereby Emerging Growth Portfolio will be merged with and into MFS Mid Cap Growth Portfolio, a series of the Trust (the "Mid Cap Portfolio"). The Plan contemplates (a) the sale of substantially all of the assets of Emerging Growth Portfolio to Mid Cap Portfolio in exchange for shares of Mid Cap Portfolio, and (b) the distribution of such shares of Mid Cap Portfolio to the shareholders of Emerging Growth Portfolio in connection with the liquidation of Emerging Growth Portfolio.

        ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

        THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

        The attached Combined Prospectus/Proxy Statement describes the proposal. A copy of the Reorganization Plan is attached as Appendix A to the Combined Prospectus/Proxy Statement.

        Shareholders of record as of the close of business on November __, 2004 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                           By Order of the Board of Trustees




                                           -------------------------------------
                                           Ernest J. Wright, Assistant Secretary

December __, 2004

Hartford, Connecticut

                                     PART A

                       COMBINED PROSPECTUS/PROXY STATEMENT
                             DATED DECEMBER __, 2004

                           THE TRAVELERS SERIES TRUST
                          MFS EMERGING GROWTH PORTFOLIO
                          MFS MID CAP GROWTH PORTFOLIO
                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                                 (800) 842-9368

        This Combined Prospectus/Proxy Statement relates to a special meeting of shareholders of MFS Emerging Growth Portfolio (the "Emerging Growth Portfolio") of The Travelers Series Trust (the "Trust") scheduled for February __, 2005 at 9:00 a.m. (Eastern time), and any adjournments thereof, at the offices of the Trust at the address set forth above on this Statement (the "Meeting"). At the Meeting, shareholders of Emerging Growth Portfolio will be asked to consider and approve the proposed transfer of substantially all of the assets and all of the liabilities of Emerging Growth Portfolio to MFS Mid Cap Growth Portfolio (the "Mid Cap Portfolio" and, together with Emerging Growth Portfolio, the "Funds" or the "Portfolios," and each a "Fund" or a "Portfolio"), a series of the Trust, in exchange for shares of Mid Cap Portfolio (the "Reorganization").

        If the Reorganization is approved, each shareholder of Emerging Growth Portfolio will receive the number of shares of Mid Cap Portfolio that is equal in value on the closing date of the Reorganization to the value of such shareholder's shares of Emerging Growth Portfolio.

        This Combined Prospectus/Proxy Statement and the Plan of Reorganization (the "Reorganization Plan") of the Trust on behalf of the Portfolios describes more fully the terms and conditions of the Reorganization. A copy of the Reorganization Plan is included as Appendix A of this Combined Prospectus/Proxy Statement.

        Shares of Emerging Growth Portfolio are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (collectively, the "variable contracts"). As of the record date for the Meeting, The Travelers Insurance Company, The Travelers Life and Annuity Company, and their affiliates (collectively, "TL&A"), on behalf of separate accounts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), unregistered separate accounts, and related subaccounts (collectively, the "separate accounts"), are the legal owners of 100% of the shares of Emerging Growth Portfolio.

        TL&A shall vote all shares of Emerging Growth Portfolio with respect to the Reorganization Plan (for, against or abstain from voting) in the same proportion as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to a separate account investing in shares of Emerging Growth Portfolio (collectively, the "contract owners"). Accordingly, TL&A is furnishing this Combined Prospectus/Proxy Statement to contract owners in connection with the solicitation of voting instructions from the contract owners regarding the proposal to approve the Reorganization Plan.

        This Combined Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Trust, Emerging Growth Portfolio, and Mid Cap Portfolio that a shareholder or contract owner should know in considering the Reorganization. The current prospectuses of the Portfolios and the statement of additional information for the Trust are incorporated herein by reference, and the prospectus for the Mid Cap Portfolio is included as Appendix B of this Combined Prospectus/Proxy Statement. The prospectus of Emerging Growth Portfolio and the Trust's statement of additional information are available without charge by writing to the Trust at its address noted above or by calling (800) 842-9368. In addition, a statement of additional information relating to and dated the same date as this Combined Prospectus/Proxy Statement (the "Statement of Additional Information") and containing additional information about the Trust has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. You may obtain a copy of such Statement of Additional Information without charge by writing to the Trust at its address noted above or by calling
(800) 842-9368. The SEC maintains a website (http://www.sec.gov) that contains the material incorporated by reference, together with other information regarding the Trust. Copies of such material may also be obtained for a fee from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN MID CAP PORTFOLIO, AS WITH ANY MUTUAL FUND, ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES IN MID CAP PORTFOLIO ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS

                                                                            PAGE

Introduction...............................................................    4

Summary....................................................................    4

Comparative Fee and Expense Table..........................................    8

Risk Factors...............................................................    9

Information Relating to the Proposed Reorganization........................   10

Federal Income Tax Consequences............................................   12

Capitalization.............................................................   14

Comparison of Investment Objective and Policies............................   14

Mid Cap Portfolio Performance Update.......................................   15

Mid Cap Portfolio Financial Highlights.....................................   18

Summary of Information about the Trust Generally...........................   19

Voting Information.........................................................   20

Additional Information about the Trust.....................................   22

Other Business.............................................................   22

Litigation.................................................................   22

Shareholder Inquiries......................................................   23

Appendix A - Plan of Reorganization........................................  A-1

Appendix B - MFS Mid Cap Growth Prospectus dated May 3, 2004, as supplemented..........................................................  B-1

INTRODUCTION

        This Combined Prospectus/Proxy Statement is being furnished to solicit the voting instructions of variable contract owners whose variable contracts are funded by TL&A's separate accounts that invest in Emerging Growth Portfolio, a series of the Trust. Such voting instructions will be followed by TL&A, as the record owner of all of the Emerging Growth Portfolio's shares, at the Meeting, to be held on February __, 2005 at 9:00 a.m. (Eastern time) at the Trust's offices at One Cityplace, Hartford, Connecticut 06103. It is expected that this Combined Prospectus/Proxy Statement will be mailed on or about December __, 2004.

        At the Meeting, shareholders will consider and approve or disapprove the Reorganization Plan of the Trust on behalf of its series Emerging Growth Portfolio and Mid Cap Portfolio. If the Reorganization Plan is approved, Emerging Growth Portfolio's shareholders will become shareholders of Mid Cap Portfolio and will receive shares of Mid Cap Portfolio equal in value to their holdings in Emerging Growth Portfolio on the date of the Reorganization.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION PLAN.


                                     SUMMARY

        The following is a summary of certain information relating to the proposed Reorganization, the parties thereto, and the transactions contemplated thereby. This disclosure is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A, the Mid Cap Portfolio Prospectus attached as Appendix B, and the Emerging Growth Portfolio Prospectus and Statement of Additional Information for the Trust.

        Pursuant to the proposed Reorganization Plan, Emerging Growth Portfolio will transfer substantially all of its assets and all of its liabilities to Mid Cap Portfolio in exchange for shares of Mid Cap Portfolio, a series of the Trust.

        The proposed Reorganization is expected to be effective upon the opening of business on February __, 2005 or such later date as the parties may agree (the "effective date"). Under the proposed Reorganization, each shareholder of Emerging Growth Portfolio will receive the number of Mid Cap Portfolio's shares with an aggregate net asset value equal on the effective date to the aggregate net asset value of the shareholder's shares in Emerging Growth Portfolio. Thereafter, following the proposed Reorganization, shareholders of Emerging Growth Portfolio will be shareholders of Mid Cap Portfolio. No shareholder of Emerging Growth Portfolio will pay a sales or other charge or expense in connection with the Reorganization. See "Information Relating to the Proposed Reorganization."

        Following the Reorganization, Mid Cap Portfolio will have substantially similar purchase, redemption and dividend policies as Emerging Growth Portfolio.

REASONS FOR THE REORGANIZATION

        The Board, including a majority of the Board's members who are not "interested persons" within the meaning of the 1940 Act (the "disinterested Board members"), has determined that the proposed Reorganization is in the best interests of the applicable Fund's respective shareholders and the underlying contract owners and that the interests of the shareholders and contract owners will not be diluted as a result of Reorganization. In connection with making these determinations, the Board was provided with information regarding the historical performance of the Emerging Growth Portfolio, which could make it difficult for the Portfolio to continue to attract contract owner assets. The Board was also provided with information on the similarities in the management of the Emerging Growth Portfolio and Mid Cap Portfolio, including similarities in investment style and policies, management team, and fund expenses. In the view of fund management and in light of the above factors, there is no substantial need to maintain the Portfolios as two separate investment portfolios, and the combination of the Portfolios would enable the surviving Portfolio to operate more efficiently and achieve certain economies of scale that accompany a larger fund.

FEDERAL INCOME TAX CONSEQUENCES

        Sutherland Asbill & Brennan LLP, counsel to the Trust, will issue an opinion (based on certain assumptions) as of the effective date of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to Emerging Growth Portfolio, Mid Cap Portfolio or their respective shareholders. The holding period and tax basis of shares will be the same as the holding period and tax basis of the shareholders' shares of Emerging Growth Portfolio. In addition, the holding period and tax basis of assets that are transferred to Mid Cap Portfolio will be identical in the hands of Mid Cap Portfolio to the holding period and tax basis in the hands of Emerging Growth Portfolio immediately prior to the Reorganization. See "Information Relating to the Proposed Reorganization
- Federal Income Tax Consequences" below.

INVESTMENT ADVISERS

        The investment adviser for the Portfolios is Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup. Currently, Massachusetts Financial Services ("MFS") provides subadvisory services to both Portfolios. After the Reorganization, the same portfolio management team that currently is responsible for the Mid Cap Portfolio, each member of which is also part of management team responsible for the Emerging Growth Portfolio, will continue to make the day-to-day investment decisions for Mid Cap Portfolio.

INVESTMENT OBJECTIVES AND APPROACHES

        Emerging Growth Portfolio and Mid Cap Portfolio each has an investment objective of seeking long-term growth of capital. While the approaches each Portfolio uses to seek to achieve this objective are similar, there are certain important differences in these approaches that should be considered. The following table sets forth the investment objective and principal investment approach of Emerging Growth Portfolio and Mid Cap Portfolio.

                             INVESTMENT OBJECTIVE AND APPROACH

EMERGING GROWTH PORTFOLIO    Long-term growth of capital by investing at least
                             65% of net assets in common stock and related securities such as preferred stock, convertible securities, and depositary receipts of "emerging growth companies." Emerging growth companies are those that MFS believes are either early in their life cycle but have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate.

MID CAP PORTFOLIO            Long-term growth of capital by investing at least
                             80% of net assets in securities of medium-sized companies. For purposes of the Portfolio, medium-sized companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell Midcap(TM)
                             Growth Index.

INVESTMENT POLICIES AND RESTRICTIONS

        In addition to the similarities and differences between the investment objectives and principal investment approach of Mid Cap Portfolio and Emerging Growth Portfolio, there are certain similarities and differences in the other investment policies and investment restrictions of the Portfolios, which are discussed below under "Comparison of Investment Objectives and Policies."

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

        ADVISORY SERVICES

        TAMIC is the investment adviser for both Mid Cap Portfolio and Emerging Growth Portfolio. TAMIC provides investment advice and, in general, supervises the management and investment program for each of the Funds. As compensation for its services, TAMIC receives a management fee from Mid Cap Portfolio at the annual rate of 0.80% of the average daily net assets of the Mid Cap Portfolio not exceeding $600,000,000, 0.775% of net assets over $600,000,000 but not exceeding $900,000,000, 0.75% of net assets over $900,000,000 but not exceeding
1.5 billion, 0.725% of net assets over $1.5 billion but not exceeding 2.5 billion, and 0.675% of net assets over $2.5 billion. As compensation for its services, TAMIC receives a management fee from Emerging Growth Portfolio at the annual rate of 0.75% of the average daily net assets of the Emerging Growth Portfolio not exceeding $600,000,000, 0.725% of net assets over $600,000,000 but not exceeding $900,000,000, 0.70% of net assets over $900,000,000 but not exceeding 1.5 billion, 0.675% of net assets over $1.5 billion but not exceeding
2.5 billion, and 0.625% of net assets over $2.5 billion. (Prior to September 1, 2004, TAMIC received a management fee from Mid Cap Portfolio at an annual rate of 0.80% of all of the average daily net assets of Mid Cap Portfolio, and a management fee from Emerging Growth Portfolio at an annual rate of 0.75% of all of the average daily net assets of Emerging Growth Portfolio.) TAMIC employs MFS as a subadviser to manage each Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

        The Trust's Board of Trustees has approved a new management fee schedule and method for calculation of the fee that will take effect upon closing of the Reorganization (or on February __, 2005 if the Reorganization is not consummated) and will effectively reduce the advisory fees paid by the Portfolios. The new fee schedule will be as follows:

         COMBINED ASSETS                             FEE RATE
         (AS DESCRIBED BELOW)

         Up to $600,000,000                          0.7775%
         $600,000,000 to $900,000,000                0.7525%
         $900,000,000 to $1.5 billion                0.7275%
         $1.5 billion to $2.5 billion                0.7025%
         Over $2.5 billion                           0.6525%

Under this new fee schedule, a Portfolio's effective fee rate will be determined based on the combined assets of a number of TL&A funds subadvised by MFS. More specifically, for purposes of meeting the various breakpoints set forth in the table above and thereby determining an effective fee rate, the Trust and TAMIC will take into account the combined average daily net assets of (1) the Mid Cap Portfolio, (2) if the Reorganization is not consummated, the Emerging Growth Portfolio, (3) another portfolio of the Trust sub-advised by MFS, and (4) a portfolio of another investment company for which an affiliate of TAMIC is investment adviser and MFS is sub-adviser. Therefore, as a result of the revised fee schedule and the use of combined assets in the fee calculation, the Mid Cap Portfolio will pay management fees at a rate that is only slightly higher than the fee rate currently paid by the Emerging Growth Portfolio, notwithstanding that management fees for the Mid Cap Portfolio are currently 0.05% higher at each asset level than for the Emerging Growth Portfolio.

        Emerging Growth Portfolio has a voluntary expense cap of 0.95%, and Mid Cap Portfolio has a voluntary expense cap of 1.00%. As the total expenses of each Portfolio are currently under such caps, and the total expenses of Mid Cap Portfolio are expected to be under its cap if the Reorganization is consummated, no expense reimbursements to the Portfolios are currently expected.

        OTHER SERVICES

        After the Reorganization, shares of Mid Cap Portfolio will continue to be offered to the separate accounts of The Travelers that originally held shares in Emerging Growth Portfolio.

        After the Reorganization, the service providers for Mid Cap Portfolio will remain the same. Citicorp Trust Bank, a subsidiary of Citigroup, will serve as the transfer agent and will continue its sub-transfer agency agreement with PFPC Inc., who will serve as Mid Cap Portfolio's sub-transfer agent and perform certain recordkeeping and accounting services. The Travelers Insurance Company ("TIC") will serve as the administrator and will continue is sub-administrative agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform pricing and bookkeeping services. After the Reorganization, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 will continue as the custodian for Mid Cap Portfolio.

                       COMPARATIVE FEE AND EXPENSE TABLES

        The tables below show (1) information regarding the fees and expenses paid by each of Emerging Growth Portfolio and Mid Cap Portfolio for the six months ended June 30, 2004, and (2) estimated fees and expenses on a pro forma basis for Mid Cap Portfolio after giving effect to the proposed Reorganization with Emerging Growth Portfolio.

                                                            EMERGING
                                                             GROWTH     MID CAP
                                                           PORTFOLIO   PORTFOLIO
                                                           ---------   ---------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    N/A         N/A

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
   DEDUCTED FROM FUND ASSETS)

   Management Fees*                                         0.75%***   0.80%***

   Distribution (12b-1) Fees                                  NONE       NONE

   Other Expenses**                                         0.16%***   0.13%***

Total Annual Fund Operating Expenses                        0.91%***   0.93%***

        * During the six months ended June 30, 2004, Emerging Growth Portfolio paid TAMIC a management fee at the annual rate of 0.75% of average daily net assets, and Mid Cap Portfolio paid TAMIC a management fee at the annual rate of 0.80% of average daily net assets. As described above under Advisory Services, as of September 1, 2004, breakpoints in the management fee were introduced that would reduce the management fee rate paid at higher asset levels. Because neither Portfolio has, or had as of June 30, 2004, asset levels that cause such breakpoints to become applicable, the effective management fee rates for purposes of the table above remain 0.75% and 0.80% respectively.

        ** Other expenses include a 0.06% administrative service fee each Portfolio pays to The Travelers Insurance Company.

        *** Annualized.


--------------------------------------------------------------------------------
MID CAP PORTFOLIO (PRO FORMA WITH EMERGING GROWTH PORTFOLIO)
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)               N/A

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
   ASSETS)

Management Fees*                                                        0.75%

Distribution (12b-1) Fees                                                NONE

Other Expenses**                                                        0.12%

Total Annual Fund Operating Expenses                                    0.87%

     * Reflects the revised fee schedule for Mid Cap Portfolio, and the determination of breakpoint eligibility based on combined assets of the Mid Cap Portfolio and certain other funds, as described above under Advisory Services.

     ** Other expenses include a 0.06% administrative service fee the Portfolio pays to The Travelers Insurance Company.

     EXAMPLE: This example helps investors compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes:

o        you invest $10,000;
o        you sell all of your shares at the end of the period;
o        your investment has a 5% return each year; and
o        each Portfolio's operating expenses remain the same as shown above.

Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                                                 1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                                --------      ---------     ---------     ----------
EMERGING GROWTH PORTFOLIO...............................           $93           $290          $504         $1,120

MID CAP PORTFOLIO.......................................           $95           $296          $515         $1,143

PRO FORMA OF MID CAP PORTFOLIO WITH EMERGING GROWTH
PORTFOLIO...............................................           $89           $278          $482         $1,073

The fees and charges reflected in the tables above and in the example do not include fees and charges imposed by the variable contracts issued by TL&A and their separate accounts with interests in the Portfolios.

                                  RISK FACTORS

     The following discussion highlights the principal risk factors associated with an investment in Mid Cap Portfolio and compares those risks with those of an investment in Emerging Growth Portfolio. Further information relating to these and other risks is set forth in "Comparison of Investment Objectives and Policies" below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the prospectus and statement of additional information of Mid Cap Portfolio.

     Mid Cap Portfolio is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and mid-cap companies risk, where market values may be more erratic and stocks more thinly traded than the general market, and where companies may have limited product lines, history, or resources. As such, investment in Mid Cap Portfolio entails risks similar to those involved in investing in Emerging Growth Portfolio. However, the overall risk level of Emerging Growth Portfolio may fluctuate relative to that of Mid Cap Portfolio depending on the size of the companies that Emerging Growth Portfolio is invested in at a particular time. In addition, the "emerging growth" securities that are the focus of Emerging Growth Portfolio generally may be somewhat riskier than the securities of the growth companies that are the focus of Mid Cap Portfolio.

     Investors could lose money on their investment in Mid Cap Portfolio, or Mid Cap Portfolio may not perform as well as other investments if any of the following occurs:

o       U.S. stock markets decline;

o An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which Mid Cap Portfolio invests;

o       Mid capitalization stocks fall out of favor with investors; or

o The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

     Additionally, Emerging Growth Portfolio is a "diversified" fund, while Mid Cap Portfolio is not, meaning that Mid Cap Portfolio can invest a higher percentage of its assets in a limited number of companies. Therefore, the performance of each holding may have a greater impact on Mid Cap Portfolio's value, and the share price of Mid Cap Portfolio may as a result be more volatile than that of Emerging Growth Portfolio.

     To a limited extent, Mid Cap Portfolio is subject to short sales risk, where it may suffer a loss if it sells a security short and the value of the security rises rather than falls. The Portfolio is subject to foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, and other factors. The Portfolio is also subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risk, where market values are subject to credit risks of issuers who may default or fail to make timely payments.

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

     The Reorganization Plan sets forth the terms and conditions under which the Reorganization would be consummated. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the copy of the Reorganization Plan attached as Appendix A to this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

     The Reorganization Plan provides that at the closing substantially all (other than cash in an amount necessary to pay dividends and distributions as provided in the Reorganization Plan) of the assets and all of the liabilities of Emerging Growth Portfolio will be transferred to and assumed by Mid Cap Portfolio. In exchange for the transfer of the assets and the assumption of the liabilities, The Trust will issue at the closing full and fractional shares of Mid Cap Portfolio equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of Emerging Growth Portfolio as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that Emerging Growth Portfolio will declare a dividend or dividends and/or other distributions on or as soon as practicable prior to the Closing Date (as defined in the Reorganization Plan) which will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     Following the transfer of assets to, and the assumption of the liabilities of, Emerging Growth Portfolio by Mid Cap Portfolio, Emerging Growth Portfolio will distribute Mid Cap Portfolio shares in liquidation of Emerging Growth Portfolio. Each Emerging Growth Portfolio shareholder at the Closing Date will receive an amount of shares with a total net asset value equal to the net asset value of their Emerging Growth Portfolio shares plus the right to receive any dividends or distributions that were declared before the Closing Date but that remained unpaid at that time with respect to Emerging Growth Portfolio shares.

     After the Reorganization, all of the issued and outstanding shares of Emerging Growth Portfolio shall be canceled on the books of the Fund and the transfer books of Emerging Growth Portfolio will be permanently closed.

     The Reorganization is subject to a number of conditions, including, without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Emerging Growth Portfolio shareholders; the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and, the parties' performance of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date will be February __, 2005 or such other date as is agreed to by the parties.

     Mid Cap Portfolio will bear the costs and expenses associated with the Reorganization, including costs of soliciting proxies.

BOARD CONSIDERATIONS

     In approving the Reorganization at a meeting held on July 23, 2004, the Board considered the proposed Reorganization from the perspective of both of the Portfolios. In light of discussions of the Board regarding the Emerging Growth Portfolio at prior meetings and after renewed consideration at the July, 2004 meeting, the Board, including a majority of the disinterested Trustees, unanimously decided to approve the Reorganization and to recommend its approval to shareholders.

     From the perspective of Emerging Growth Portfolio, the Board considered the disappointing historical performance of the Portfolio, and the conclusion of Trust management that the Portfolio's prospects for attracting substantial additional amounts of policy owner assets were limited. It also considered the historical performance of the Mid Cap Portfolio, which was above average relative to similar funds (according to Lipper, Inc. data for Mid Cap Growth funds) for the two-year period ending June 30, 2004, when the current portfolio managers of the Mid Cap Portfolio began managing the Portfolio.

     The Board also considered the similarities between the Emerging Growth Portfolio and Mid Cap Portfolio. It considered that the Portfolios have identical investment objectives and similar investment policies. It also considered that each member of Mid Cap Portfolio's portfolio management team currently is also a member of the management team of Emerging Growth Portfolio, and the view of Trust management that the expertise of such management team is best suited for the management of a mid cap fund. It considered that the management fee for the Mid Cap Portfolio after the Reorganization would not differ materially from the current management fee for the Emerging Growth Portfolio, and that merger of the Emerging Growth Portfolio into Mid Cap Portfolio would enable the combined Portfolio to operate more efficiently and achieve certain economies of scale that accompany a larger fund, resulting in lower operating expenses as compared to the existing Emerging Growth Portfolio.

     The Board also considered the terms of the Reorganization Plan, and the fact that the Reorganization would constitute a tax-free reorganization.

     From the perspective of Mid Cap Portfolio, the Board considered, among other things: the terms of the Reorganization Plan; the opportunity to combine the Funds in an effort to realize operational and administrative efficiencies; the terms of the Reorganization Plan; and the fact that the Reorganization would constitute a tax-free reorganization.

     After considering the foregoing factors, together with such information as they believed to be relevant, the Board determined that the proposed Reorganization is in the best interests of each Portfolio, and that the interests of each Portfolio's shareholders and, indirectly, the contract owners, would not be diluted as a result of the Reorganization. The Board then approved the Reorganization Plan and directed that the Reorganization Plan be submitted to Emerging Growth Portfolio shareholders for approval.

     Therefore, the Trust's Board of Trustees unanimously recommends that Shareholders vote "For" the Proposal.

     The Board has not determined what action Emerging Growth Portfolio would take in the event shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In any such event, the Emerging Growth Portfolio will, at least for a period of time, continue operations as a separate series of the Trust, and the Board of Trustees may consider alternatives to the Reorganization in the best interests of shareholders.

                         FEDERAL INCOME TAX CONSEQUENCES

     Consummation of the Reorganization is subject to the condition that the Trust receive an opinion of Sutherland Asbill & Brennan LLP, counsel to the Trust, to the effect that for federal income tax purposes:

          1. the transfer to Mid Cap Portfolio of all or substantially all of the assets of Emerging Growth Portfolio in exchange solely for shares of Mid Cap Portfolio and the assumption by Mid Cap Portfolio of all of the liabilities of Emerging Growth Portfolio, followed by the distribution of Mid Cap Portfolio Shares to the holders of shares of Emerging Growth Portfolio in exchange for their shares of Emerging Growth Portfolio in complete liquidation of Emerging Growth Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Mid Cap Portfolio and Emerging Growth Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          2. no gain or loss will be recognized by Emerging Growth Portfolio upon the transfer of Emerging Growth Portfolio's assets to Mid Cap Portfolio solely in exchange for Mid Cap Portfolio Shares and the assumption by Mid Cap Portfolio of liabilities of Emerging Growth Portfolio or upon the distribution (whether actual or constructive) of Mid Cap Portfolio Shares to the shareholders of Emerging Growth Portfolio in exchange for their shares of Emerging Growth Portfolio;

          3. the basis of the assets of Emerging Growth Portfolio in the hands of Mid Cap Portfolio will be the same as the basis of such assets in the hands of Emerging Growth Portfolio immediately prior to the transfer;

          4. the holding period of the assets of Emerging Growth Portfolio in the hands of Mid Cap Portfolio will include the period during which such assets were held by Emerging Growth Portfolio;

          5. no gain or loss will be recognized by Mid Cap Portfolio upon the receipt of the assets of Emerging Growth Portfolio solely in exchange for shares of Mid Cap Portfolio and the assumption by Mid Cap Portfolio of all of the liabilities of Emerging Growth Portfolio;

          6. no gain or loss will be recognized by the shareholders of Emerging Growth Portfolio upon the receipt of shares of Mid Cap Portfolio solely in exchange for their shares of Emerging Growth Portfolio as part of the transaction;

          7. the basis of Mid Cap Portfolio shares received by Emerging Growth Portfolio's shareholders will be, in the aggregate, the same as the basis, in the aggregate, of the shares of Emerging Growth Portfolio exchanged therefor; and

          8. the holding period of shares of Mid Cap Portfolio received by the shareholders of Emerging Growth Portfolio will include the holding period during which the shares of Emerging Growth Portfolio exchanged therefor were held, provided that at the time of the exchange the shares of Emerging Growth Portfolio were held as capital assets in the hands of the shareholders of Emerging Growth Portfolio.

     The Trust has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

                                 CAPITALIZATION

     Because the two Portfolios will be combined if the Reorganization is consummated, the total capitalization of Mid Cap Portfolio after the Reorganization is expected to be greater than the current capitalization of each Portfolio separately. The following table sets forth as of June 30, 2004: (1) the capitalization of Emerging Growth Portfolio; (2) the capitalization of Mid Cap Portfolio; and (3) the pro forma capitalization of Mid Cap Portfolio as adjusted to give effect to the proposed Reorganization. The assets and outstanding shares of Mid Cap Portfolio and Emerging Growth Portfolio are likely to be different on the Closing Date than was the case on June 30, 2004 as a result of fluctuations in the value of portfolio securities of each Portfolio and daily share purchase and redemption activity in each Portfolio.


                       EMERGING GROWTH                                 PRO FORMA MID CAP
                          PORTFOLIO            MID CAP PORTFOLIO           PORTFOLIO
                    ----------------------   --------------------     -------------------
Total Net Assets        $166,244,486            $207,629,564             $373,874,050

Shares Outstanding        16,925,739              27,928,811               50,299,034

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The following discussion summarizes some of the investment policies of Mid Cap Portfolio, together with the primary differences, if any, from those of Emerging Growth Portfolio.

INVESTMENT OBJECTIVE

     The investment objective of Mid Cap Portfolio is to seek long-term growth of capital. Emerging Growth Portfolio has the same objective.

INVESTMENT POLICIES AND RESTRICTIONS

     While the investment policies and restrictions of Mid Cap Portfolio and Emerging Growth Portfolio are similar, there are certain important differences that should be considered.

     Mid Cap Portfolio normally invests at least 80% of its net assets in securities of medium-sized companies. Medium-sized market capitalization companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index ($17.0 billion as of December 31, 2003) at the time of investment. Mid Cap Portfolio normally invests primarily in common stock and related securities, such as preferred stock, convertible securities, and depositary receipts, of companies with above-average growth potential. By comparison, Emerging Growth Portfolio normally invests at least 65% of its net assets in common stock and related securities such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are those that the sub-adviser believes either are early in their life cycle, but have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate. Emerging growth companies can be of any size and represent all industries.

     As previously noted, Emerging Growth Portfolio is diversified, while Mid Cap Portfolio is non-diversified, which could result in the Mid Cap Portfolio being more volatile than the Emerging Growth Portfolio.

     Both Portfolios' investments may include securities traded in the over-the-counter markets. Mid Cap Portfolio may invest up to 20% of its net assets in foreign securities, whereas Emerging Growth Portfolio may invest up to 20% of its net assets in foreign and emerging market securities.

     Mid Cap Portfolio may also invest in fixed-income securities, including up to 10% in lower-quality fixed-income securities and comparable unrated securities (commonly called "junk bonds"). Emerging Growth Portfolio is permitted to invest in these securities without being subject to any specific percentage limitation, but will not do so as a principal investment strategy. Mid Cap Portfolio may establish short positions of up to 15% of its net assets in specific securities or stock indices. Emerging Growth Portfolio may also establish such positions, but does not expect to do so to any significant extent.

     Mid Cap Portfolio may engage in reverse repurchase agreements, whereas Emerging Growth Portfolio may not. Neither Portfolio's investment objective is fundamental. The investment objective and investment policies of either Fund as described above may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment. Policy owners with assets allocated to Mid Cap Portfolio will be given at least 60 days prior notice of any change in Mid Cap Portfolio's policy of investing at least 80% of its net assets in medium-sized companies. The fundamental investment restrictions of each Portfolio, which are set forth in the Trust's Statement of Additional Information, are identical except for the restriction requiring the Emerging Growth Portfolio to meet the definition of a "diversified" company in the 1940 Act.


                      MID CAP PORTFOLIO PERFORMANCE UPDATE

     The following provides an overview on the performance of the Mid Cap Portfolio for the one-year period that ended December 31, 2003.*

     During its fiscal year ended December 31, 2003, the fund returned 37.05%. In comparison, the fund underperformed both of its benchmarks, the Russell Midcap Growth Index,i which returned 42.71% as well as the Russell 2000 Indexii, which returned 47.25% for the same period. However, the fund outperformed its Lipper mid-cap growth variable funds category average, which was 36.34% for the same period.

MARKET ENVIRONMENT

     In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, they were upbeat as 2003 was the first positive year for most global markets in four years. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. Increasingly positive economic numbers, particularly corporate earnings, prompted an ensuing market rally. Additionally, as the year progressed, investor focus on negative factors such as the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds decreased.

     In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers believed investors would avoid risky investments. Instead, the markets experienced an equity rally led by relatively low-quality, higher-risk stocks--stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. Investors seemed to favor the stocks that had fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well.

PERFORMANCE CONTRIBUTORS

     Wireless tower rental companies CROWN CASTLE INTERNATIONAL CORP. and AMERICAN TOWER CORPORATION, in the utilities and communication sector, were the fund's best performing stocks. Cash flow growth and improving fundamentals drove these stocks higher. In addition, debt refinancing improved overall balance sheets for these companies.

     In the leisure sector, Internet travel firm EXPEDIA, INC. benefited from market share gains in the online travel business and posted solid results. Satellite TV operator ECHOSTAR COMMUNICATIONS CORPORATION posted strong gains as the company expanded its subscriber base and generated strong growth in free cash flows. Shares of NTL INCORPORATED, the largest broadband and cable operator in the U.K. and Ireland, soared after the company emerged from bankruptcy and continued to strengthen its balance sheet and drive cash flow growth.

     Contributors in technology included data storage software supplier VERITAS SOFTWARE CORPORATION, which benefited from a recovery in technology spending for storage software. Semiconductor company ANALOG DEVICES, INC. contributed to performance due to an upswing in semiconductor demand and market share gains for its well-positioned products.

     The fund's investments in healthcare also contributed to performance. Biotechnology equipment vendor INVITROGEN CORPORATION, which sells life science tools used in research and drug manufacturing, benefited from an industry recovery and improved product offerings and efficiency gains under a new CEO. GENENTECH, INC.'S stock soared after receiving FDA approval for Avastin, an innovative new cancer drug. We sold Genentech during the period and took some profits. GUIDANT CORPORATION posted strong gains after an earlier sell-off, based on the company's leading position in cardiac rhythm management and future possibilities in drug-coated stents.

DETRACTORS FROM PERFORMANCE

     Despite solid gains from select stocks, the returns from the fund's overall technology position trailed the benchmark's. NETWORK ASSOCIATES, INC. lagged as sales of the company's industry leading anti-spam and anti-virus software were slow to accelerate and were unable to meet or exceed our expectations. Software developer PEOPLESOFT, INC. detracted from performance as demand for the company's release of its product upgrade was not as robust as anticipated. We sold Peoplesoft prior to the end of the period.

     Media holding WESTWOOD ONE, INC. detracted from performance as the pickup in advertising, which is tied to the economic recovery, proved slower than expected. Weight loss services company WEIGHT WATCHERS INTERNATIONAL, INC.'S stock price declined as fundamentals weakened in the face of competing diet programs. We sold Weight Watchers during the period as our fundamental thesis was not playing out as anticipated. Adult education provider CAREER EDUCATION CORPORATION'S stock retreated late in the year amid allegations that employees falsified accreditation documents, charges which management vigorously denies. The fund was also negatively impacted by not owning two stocks in the Russell Midcap Growth Index that performed well: AMAZON.COM, INC., which we avoided based on valuation; and NEXTEL COMMUNICATIONS, INC., which the fund did not own based on concerns about the competitive dynamic among wireless carriers.

     The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, the fund holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, the fund's cash holdings hurt performance against the Russell Midcap Growth Index, which has no cash position.


* The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole. Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

i The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

ii The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                     MID CAP PORTFOLIO FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

The following financial highlights tables are intended to help you understand the Mid Cap Portfolio's financial performance. Financial highlights for each of the Portfolio's last five fiscal years are included in the Prospectus for the Mid Cap Portfolio enclosed with this Combined Prospectus/Proxy Statement. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for 2003 have been audited by KPMG LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request. The financial highlights for the six months ended June 30, 2004 are unaudited.


 MFS MID CAP GROWTH PORTFOLIO                                        2004 (1)              2003
 ------------------------------------------------------------ ----------------------- ----------------
 Net Asset Value, Beginning of Period....................             $6.88                $5.02
 ------------------------------------------------------------ ----------------------- ----------------
 INCOME (LOSS) FROM OPERATIONS:
    Net investment loss (2) .............................             (0.03)              (0.03)
    Net realized and unrealized gain ....................              0.58                1.89
 ------------------------------------------------------------ ----------------------- ----------------
 Total Income From Operations............................              0.55                1.86
 ------------------------------------------------------------ ----------------------- ----------------
 LESS DISTRIBUTIONS FROM:
    Net realized gains...................................               -                    -
 ------------------------------------------------------------ ----------------------- ----------------
 Total Distributions.....................................               -                    -
 ------------------------------------------------------------ ----------------------- ----------------
 NET ASSET VALUE, END OF PERIOD..........................             $7.43                $6.88
 ------------------------------------------------------------ ----------------------- ----------------
 TOTAL RETURN(3).........................................             7.99%*              37.05%
 ------------------------------------------------------------ ----------------------- ----------------
 NET ASSETS, END OF PERIOD (000'S).......................            $207,630            $192,608
 ------------------------------------------------------------ ----------------------- ----------------
 RATIOS TO AVERAGE NET ASSETS:
    Expenses (2)(4)......................................            0.93%**               0.92%
    Net investment loss..................................            (0.69)**             (0.49)
 ------------------------------------------------------------ ----------------------- ----------------
 PORTFOLIO TURNOVER RATE.................................              49%                  98%
 ------------------------------------------------------------ ----------------------- ----------------

(1)  For the six months ended June 30, 2004 (unaudited)
(2) The Travelers Insurance Company has agreed to reimburse the Fund for expenses in the amount of $27,304 for the year ended December 31, 1999. If such expenses were not reimbursed, the per share increase to net investment loss and actual expense ratio would have been $0.01 and 1.07%, respectively.
(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

* Total return is not annualized, as it may not be representative of the total return for the year.

** Annualized.

                SUMMARY OF INFORMATION ABOUT THE TRUST GENERALLY

PURCHASES AND REDEMPTIONS

     Shares in the Trust, including shares of Emerging Growth Portfolio and shares of Mid Cap Portfolio, are offered continuously, without any sales charge, at prices equal to the applicable Portfolio's net asset value next determined after the Portfolio's custodian receives payment. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the amount paid at the time of purchase. Payment for shares redeemed is normally wired or mailed either the same day as a redemption request in proper form is received, or on the next business day, but in any event within seven days after receipt of the request.

     The net asset value of a Portfolio's shares is the value of its assets minus its liabilities, divided by the number of shares outstanding. Each Portfolio calculates its net asset value every day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).

     A Portfolio's assets are valued primarily based on market value. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to make distributions of income and capital gains in order to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result of qualifying as a regulated investment company, a Portfolio will not be subject to federal income tax to the extent that the Portfolio distributes its net investment income and net capital gains. All income and capital gain distributions are automatically reinvested in additional shares of the Portfolio at net asset value without a sales charge.

ORGANIZATIONAL STRUCTURE

     Each Fund is a series of the Trust, a Massachusetts business trust, and is, therefore, governed by the Trust's Agreement and Declaration of Trust, as amended from time to time ("Declaration of Trust"), Bylaws, and by Massachusetts law. Thus, the following discussion is applicable to each Fund. Additionally, the Trust and each Fund are, and will continue to be, governed by the 1940 Act.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. Moreover, the Declaration of Trust provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, the Trust considers the risk of a shareholder's incurring financial loss on account of shareholder liability to be remote, since it is limited to circumstances in which the disclaimer is inoperative, inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance), and the Trust itself is unable to meet its obligations.

     The Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may be divided into series and classes. The Declaration of Trust authorizes the issuance of shares in different series, and authorizes the Board, without further shareholder action, to establish and create additional series and to designate the rights and preferences of the shareholders of each of the respective series. Each Trust portfolio is a separate series with a separate portfolio of securities, and the shares of each series are preferred over all other series with respect to assets allocated to that series. Each share of a series of the Trust represents an equal proportionate interest in that series with each other share of that series. Each series currently has only one class of shares, but may in the future issue multiple classes of shares.

     In addition to Emerging Growth Portfolio and Mid Cap Portfolio, the Trust currently offers 14 other portfolios: Convertible Securities, Disciplined Mid Cap Stock, Equity Income, Federated High Yield, Federated Stock, Large Cap, Lazard International Stock, MFS Value, Merrill Lynch Large Cap Core, Pioneer Fund, Social Awareness Stock, Travelers Quality Bond, U.S. Government Securities, and Zero Coupon Bond (Series 2005) Portfolios. The Trust's prospectuses and statement of additional information include detailed descriptions of each Trust portfolio. The Trust may add or subtract additional portfolios from time to time in the future.

     The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough description. Copies of the Declaration of Trust and Bylaws of the Trust are available without charge upon written request.

                               VOTING INFORMATION

     TL&A is the record owner of all of the shares of Emerging Growth Portfolio. TL&A will vote Emerging Growth Portfolio's shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Contract owners and certain annuitants and/or beneficiaries have the right to instruct TL&A as to the number of shares (and fractional shares) attributable to their variable contract's value on the record date allocated to the separate account that holds shares of Emerging Growth Portfolio.

     TL&A will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) to those for which timely instructions are received. In other words, TL&A is entitled to vote shares for which no instructions are received, but will do so in the same proportion as shares for which instructions have been received from contract owners. If a Voting Instruction Form is received that does not provide any instructions, TL&A will consider its timely receipt as an instruction to vote in favor of the proposal. In certain circumstances, TL&A has the right to disregard voting instructions from certain owners. TL&A does not believe that these circumstances exist with respect to matters currently before shareholders and contract owners. Contract owners may revoke previously submitted voting instructions given to TL&A by notifying TL&A in writing at any time before 5:00 p.m. (Eastern time) on February __, 2005 or by attending and voting in person at the Meeting. The Emerging Growth Portfolio will bear all of the expenses of soliciting voting instructions. The solicitation will be made primarily by mail, but TL&A and its affiliates may make telephone, electronic, or oral communications to contract owners. [INFO ON SOLICITATION FIRM? - ITEM 4 OF SCHEDULE 14A]

     A majority of the outstanding shares of Emerging Growth Portfolio represented in person or by proxy must be present at the Meeting to constitute a quorum. As the record owner of all of the shares of Emerging Growth Portfolio, TL&A's presence at the Meeting will be sufficient to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Reorganization are not received, the persons with proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the Reorganization, will vote against any adjournments those instructions that are against the Reorganization, and will abstain from voting with respect to any adjournment those instructions that are marked to abstain in connection with the Reorganization.

     Approval of the Reorganization Plan by Emerging Growth Portfolio shareholders requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Emerging Growth Portfolio. Shareholders of record are entitled to one vote for each full share owned, with a fractional vote for each fractional share. The Reorganization does not require the approval of the shareholders of the Mid Cap Portfolio.

     The Board has fixed December __, 2004 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. To be counted, TL&A must receive an owner's properly executed Voting Instruction Form at the Trust's office by 5:00 p.m. Eastern time on February __, 2005.

     The name, address and percentage ownership of the persons who owned beneficially more than 5% of a Portfolio through any separate accounts of TL&A invested in Emerging Growth Portfolio, the percentage of such ownership, and the percentage that would be owned by such persons upon consummation of the Reorganization based upon their holdings and the net asset values of the Portfolios as of the record date are as follows:

                                                    Percentage of Portfolio     Percentage of Mid Cap Portfolio
      Name and Address            Portfolio           Owned on Record Date        Ownership Upon Consummation
     ------------------          -----------       -------------------------   ---------------------------------

     The Trustees and Officers of the Trust beneficially owned in the aggregate less than 1% of each Portfolio. As of the record date, TL&A owned OF RECORD 100% of the outstanding shares of Mid Cap Portfolio.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

     Information about the Mid Cap Portfolio is included in its Prospectus dated May 3, 2004, which is incorporated herein by reference and enclosed with this Combined Proxy Statement/Prospectus as Appendix B. Information about the Emerging Growth Portfolio is included in its Prospectus dated May 3, 2004, and additional information about the Funds is included in the Trust's Statement of Additional Information dated May 3, 2004, which have been filed with the SEC and are incorporated herein by reference. Copies of the Emerging Growth Portfolio's Prospectus and the Statement of Additional Information may be obtained without charge by calling 1-800-842-9368. The Trust is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC under the 1940 Act and the Securities Exchange Act of 1934. These materials can be inspected and copied at the Public Reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained for a fee by written request to the Public Reference Branch, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, and is also available on the SEC's web site at http://www.sec.gov.

     The financial statements of Emerging Growth Portfolio and Mid Cap Portfolio contained in each Portfolio's annual report to shareholders for the fiscal year ended December 31, 2003 have been audited by KPMG LLP, independent registered public accounting firm for the Trust. These annual reports, as well as most recent semi-annual reports of the Emerging Growth Portfolio and Mid Cap Portfolio, which contain unaudited financial statements of the Portfolios for the six months ended June 30, 2004, may be obtained without charge by calling 1-800-842-9368. The discussion of the performance of the Mid Cap Portfolio from the Trust's most recent annual report is included in the Mid Cap Portfolio Performance Update section.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the Board's intention that, except where contract owners' Instruction Forms contain specific restrictions to the contrary, proxies will vote on such matters in accordance with the judgment of the proxy.

                                   LITIGATION

     The Trust is not involved in any litigation that would have any material adverse effect upon either Emerging Growth Portfolio or Mid Cap Portfolio.

                              SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-842-9368.

                                      * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED VOTING INSTRUCTIONS FORMS AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A

                             PLAN OF REORGANIZATION

     THIS PLAN OF REORGANIZATION (the "Plan") is made as of this __ day of ________, 2004 by The Travelers Series Trust, a Massachusetts business trust with its principal place of business at One Cityplace, Hartford, Connecticut 06103 ("the Trust"), on behalf of its series, MFS Emerging Growth Portfolio ("Emerging Growth Portfolio" or, at times, the "Merging Fund") and MFS Mid Cap Growth Portfolio ("Mid Cap Growth Portfolio" or, at times, the "Acquiring Fund," and together with the Merging Fund, the "Funds").

     This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to each of the Merging Fund and the Acquiring Fund, with which the Merging Fund will reorganize, as provided herein. The reorganization will consist of: (1) the transfer of substantially all of the Merging Fund's assets to the Acquiring Fund, in exchange solely for shares of beneficial interest (no par value) of the Acquiring Fund (the "Acquiring Fund Shares"); (2) the assumption by the Acquiring Fund of all of the Merging Fund's liabilities; and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Merging Fund in complete liquidation of such Merging Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

     In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Merging Fund and the Acquiring Fund:

1.   THE REORGANIZATION

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Merging Fund, agrees to transfer to the Acquiring Fund substantially all of the Merging Fund's assets as set forth in Section 1.2, and the Acquiring Fund agrees in exchange therefor:

          (i) to issue and deliver to the Merging Fund the number of full and fractional Acquiring Fund Shares determined by dividing the portion of the net value of the assets (such net value computed as set forth in Section
     2.1 hereof and referred to as the "Merging Fund Value") attributable to the Merging Fund Shares by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in Section 2.2); and

          (ii) to assume all of the liabilities of the Merging Fund, as set forth in Section 1.3.

Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

     1.2. The assets of the Merging Fund to be transferred to the Acquiring Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the Merging Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in
Section 1.4 hereof and the Merging Fund's rights under this Plan.

     1.3. The Acquiring Fund shall assume all liabilities of the Merging Fund, whether accrued or contingent, existing at the Valuation Time as defined in
Section 2.1. The Merging Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.


                                      -A-1-

     1.4. On or as soon as practicable prior to the Closing Date, the Merging Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of its assets provided for in Section 1.1, the Merging Fund will distribute to its shareholders of record (the "Merging Fund Shareholders"), determined as of the Valuation Time as defined in
Section 2.1, on a PRO RATA basis, the Acquiring Fund Shares received by the Merging Fund pursuant to Section 1.1 and will completely liquidate. Merging Fund Shareholders owning Merging Fund Shares shall receive Acquiring Fund Shares therefor. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Merging Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Merging Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Merging Fund Shareholders shall be equal to the aggregate net asset value of the Merging Fund Shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Merging Fund will simultaneously be cancelled on the books of the Merging Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund's books. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of the Merging Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Fund or the Trust on behalf of the Merging Fund.

     1.8. All books and records of the Merging Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

     2.1. The value of the Assets and liabilities of the Merging Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund's then-current prospectus and statement of additional information. The Merging Fund Value shall be determined by dividing the value of the Assets of the Merging Fund less the value of the liabilities of the Merging Fund as determined as provided herein.

     2.2. The net asset value of Acquiring Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information.

     2.3. All computations of value hereunder shall be made in accordance with each Fund's regular practice as set forth in its prospectus and statement of additional information and the requirements of the 1940 Act, and shall be subject to confirmation by the Trust's Board of Trustees and the Trust's independent auditors.


                                      -A-2-

3.   CLOSING AND CLOSING DATE

     3.1. The Reorganization Closing contemplated by this Plan shall be February __, 2005, or such earlier or later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of TL&A Funds, One Cityplace, Hartford, Connecticut 06103, or at such other place and time as the parties may agree.

     3.2. The Trust shall furnish to the Acquiring Fund a statement of the Merging Fund's net assets, together with a list of portfolio holdings with values as determined in Section 2.1, all as of the Valuation Time, certified by the Trust's Treasurer.

     3.3. The Trust, on behalf of the Merging Fund, shall have provided for delivery, as of the Closing, of the Merging Fund's Assets to the account of the Acquiring Fund at the Acquiring Fund's custodian, State Street Bank and Trust (the Custodian"). The Merging Fund's securities and instruments deposited with a securities depository, as defined in the applicable rules adopted under section 17(f), or a futures commission merchant, as defined in Rule 17f-6, each under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Merging Fund's Custodian. The cash to be transferred by the Merging Fund shall be transferred and delivered by the Funds as of the Closing Date for the account of the Acquiring Fund.

     3.4. The Trust shall instruct Citicorp Trust Bank, the transfer agent of the Merging Fund, to deliver at the Closing its records containing the names and addresses of the Merging Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Merging Fund Shares owned by each such shareholder immediately prior to the Closing. The Trust on behalf of the Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Merging Fund or provide evidence satisfactory to the Merging Fund that such Acquiring Fund Shares have been credited to the Merging Fund's accounts on the books of the Acquiring Fund.

     3.5. In the event that immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Merging Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Merging Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Trust makes the following representations and warranties about the Merging Fund:

          (a) The Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Merging Fund has been duly established as a series of the Trust.

          (b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Merging Fund, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the


                                      -A-3-

     "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws.

          (c) The Merging Fund is not, and the execution, delivery and performance of this Plan by the Trust on behalf of the Merging Fund will not result, in violation of Massachusetts law or of the Trust's Agreement and Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Merging Fund is a party or by which any of those entities is bound, nor will the execution, delivery and performance of this Plan by the Trust on behalf of the Merging Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Merging Fund is a party or by which it is bound.

          (d) To the Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Merging Fund or any properties or assets held by it. The Trust knows of no facts that might form the basis for the institution of such proceedings or which would materially and adversely affect its business, or the business of the Merging Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Merging Fund's business or its or the Merging Fund's ability to consummate the transactions herein contemplated.

          (e) The financial statements of the Merging Fund at and for the year ended December 31, 2003, audited by KPMG LLP, independent registered public accounting firm, and at and for the six months ended June 30, 2004, are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied. All of such statements present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Merging Fund as of the dates thereof in accordance with GAAP, and there are no known actual or contingent liabilities of the Merging Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

          (f) Since June 30, 2004, there has not been any material adverse change in the Merging Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Merging Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (f), a decline in net asset value per share of the Merging Fund due to declines in market values of securities in the Merging Fund's portfolio, the discharge of Merging Fund liabilities, or the redemption of Merging Fund Shares by Merging Fund Shareholders shall not constitute a material adverse change.

          (g) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Merging Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

          (h) For each taxable year of its operation (including the tax year ending on the Closing Date), the Merging Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. At Closing, the Merging Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date. The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, all without par value, and divided into 16 series.


                                      -A-4-

          (i) All issued and outstanding shares of the Merging Fund: (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (3) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Merging Fund's transfer agent, as provided in Section 3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Merging Fund Shares, nor is there outstanding any security convertible into any Merging Fund Share.

          (j) At the Closing Date, the Trust, on behalf of the Merging Fund, will have good and marketable title to the Merging Fund's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Trust, on behalf of the Acquiring Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Trust, on behalf of the Acquiring Fund, has received notice and necessary documentation at or prior to the Closing.

          (k) The current prospectus and statement of additional information of the Merging Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (l) The Registration Statement referred to in Section 5.5, insofar as it relates to the Merging Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

          (m) As promptly as practicable, but in any case with sixty (60) days after the Closing Date, the Merging Fund will furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Merging Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of The Code, and which will be certified by the Treasurer of the Merging Fund.

     4.2. The Trust makes the following representations and warranties about the Acquiring Fund:

          (a) The Trust is a business trust duly established and validly existing under the law of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has been duly established as a series of the Trust.

          (b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

          (c) The Acquiring Fund is not, and the execution, delivery and performance of this Plan by the Trust on behalf of the Acquiring Fund will not result, in violation of Massachusetts law or of the Trust's Agreement and Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Plan by the Trust on behalf of the Acquiring Fund

                                      -A-5-
     result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

          (d) To the Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquiring Fund or any properties or assets held by it. The Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquiring Fund's business or its or the Acquiring Fund's ability to consummate the transactions herein contemplated.

          (e) The financial statements of the Acquiring Fund at and for the year ended December 31, 2003, audited by KPMG LLP, independent registered public accounting firm, and at and for the six months ended June 30, 2004, are in accordance with GAAP consistently applied. All such statements present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

          (f) Since June 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Merging Fund. For purposes of this subsection (f), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

          (g) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

          (h) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and intends to do so for the taxable year including the Closing Date.

          (i) All issued and outstanding shares of the Acquiring Fund: (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share. The Acquiring Fund Shares to be issued and delivered to the Merging Fund for the account of the Merging Fund Shareholders pursuant to the terms of this Plan, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.


                                      -A-6-

          (j) At the Closing Date, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Trust, on behalf of the Merging Fund, has received notice at or prior to the Closing.

          (k) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (l) The Registration Statement, insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.3. The Trust makes the following representations and warranties about itself:

          (a) The Trust is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

          (b) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Merging Fund, this Plan constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

          (c) The information to be furnished by the Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.


5.   INTENTIONS

     5.1. Each Fund intends to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

     5.2. The Trust and the Merging Fund intend to call a meeting of the shareholders of the Merging Fund to consider and act upon this Plan and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Trust and the Merging Fund intend that the Acquiring Fund Shares to be issued hereunder will not be acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.


                                      -A-7-

     5.4. Subject to the provisions of this Plan, the Trust intends to take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Plan.

     5.5. The Trust will file a Registration Statement on Form N-14 (the "Registration Statement") under the 1933 Act, including the combined proxy statement/prospectus contained therein, in connection with the meeting of shareholders of the Merging Fund to consider approval of this Plan and the transactions contemplated herein, with the Commission as promptly as practicable.

     5.6. Each of the Trust and the Merging Fund intends that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Plan.

     5.7. Each of the Trust and the Acquiring Fund intends that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the Trust may reasonably deem necessary or desirable in order to (i) vest and confirm the Trust's title to and possession of all Acquiring Fund Shares to be transferred to the Merging Fund pursuant to this Plan and (ii) assume the assumed liabilities of the Merging Fund.

     5.8. The Trust intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Fund, to continue its operations after the Closing Date.

     5.9. As soon as reasonably practicable after the Closing, the Merging Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.10. The Trust intends to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by the Plan as promptly as practicable.

6.   CONDITIONS PRECEDENT TO BE FULFILLED BY TRUST

     The consummation of the transactions provided for herein shall be subject to the following conditions, unless the appropriate officers of the Trust determine that the waiver of any such condition on behalf of a Fund would be in the best interests of that Fund and its shareholders:

     6.1. All representations and warranties of the Trust, on behalf of itself, the Merging Fund and the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Trust, the Merging Fund, or the Acquiring Fund, or the advisers, trustees, or officers of any of the foregoing, arising out of this Plan and (ii) no facts are known to the Trust, the Merging Fund, or the Acquiring Fund, that any of such persons reasonably believes might result in such litigation.

     6.2. The Chairman of the Board, Chief Executive Officer of the Trust shall execute certificate, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of itself, the Merging Fund and the Acquiring Fund made in this Plan are true and correct on and as of the Closing Date.

     6.3. The Trust shall have received on the Closing Date an opinion of Sutherland, Asbill & Brennan LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, to the effect that:


                                      -A-8-

          (a) the Trust is existing under the law of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and the Merging Fund and Acquiring Fund have been duly designated as series of the Trust;

          (b) the Trust, with respect to the Merging Fund and Acquiring Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act;

          (c) the Plan has been duly authorized and executed, and constitutes a valid and legally binding obligation of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

          (d) the execution of the Plan did not, and the exchange of the Merging Fund's Assets for Acquiring Fund Shares pursuant to the Plan will not, violate the Trust's Agreement and Declaration of Trust or By-laws; and

          (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Trust on behalf of the Merging Fund and Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Merging Fund's Assets for Acquiring Fund Shares pursuant to the Plan have been obtained or made.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Trust may reasonably request.

     6.4. The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by them on or before the Closing Date.

     6.5. The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the Trust pursuant to which the Trust, on behalf of the Acquiring Fund, will assume all of the liabilities of the Merging Fund existing at the Valuation Time.

     6.6. The Trust shall have delivered to the Acquiring Fund the statement of net assets described in Section 3.2.

     6.7. This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Merging Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 6.7.

     6.8. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Plan or the transactions contemplated herein.

     6.9. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Merging Fund.


                                      -A-9-

     6.10. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     6.11. The parties shall have received an opinion of Sutherland Asbill & Brennan LLP addressed to the Trust, the Merging Fund, and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Merging Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Merging Fund, followed by the distribution of the Acquiring Fund Shares to the holders of shares of the Merging Fund (the "Shareholders") in exchange for their shares of the Merging Fund in complete liquidation of the Merging Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Merging Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Merging Fund upon the transfer of the Merging Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Merging Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Shareholders of the Merging Fund in exchange for their shares of the Merging Fund; (iii) the basis of the assets of the Merging Fund in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Merging Fund immediately prior to the transfer; (iv) the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Merging Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Merging Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Merging Fund; (vi) no gain or loss will be recognized by the Shareholders of the Merging Fund upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Merging Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by the Merging Fund's Shareholders will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the Merging Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by the Shareholders of the Merging Fund will include the holding period during which the shares of the Merging Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Merging Fund were held as capital assets in the hands of the Shareholders of the Merging Fund. The delivery of such opinion is conditioned upon receipt by Sutherland Asbill & Brennan LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 6.11.

7.   FEES AND EXPENSES

     7.1. The Trust represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2. Expenses of the Reorganization will be borne by [the Merging Fund shareholders].

8.   ENTIRE PLAN; SURVIVAL OF WARRANTIES

     8.1. This Plan embodies the entire plan of the Trust on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.

     8.2 The representations, warranties and intentions contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.


                                      -A-10-

9.   TERMINATION

     This Plan may be terminated and the transactions contemplated hereby may be abandoned at any time (whether before or after approval thereof by the shareholders of the Merging Fund) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Fund by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable. This Plan shall automatically terminate if the Closing shall not have occurred on or before _______, 2005, unless such date is extended by the Trust on behalf of the Funds. In the event of any termination, this Plan shall become void and have no further effect with respect to the Merging Fund or Acquiring Fund, and neither the Trust, the Merging Fund, the Acquiring Fund, nor the Trustees, officers, agents or shareholders of the Trust shall have any liability in respect of this Plan.

10.  AMENDMENTS

     This Plan may be amended, modified or supplemented in writing in such manner as may be determined appropriate by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Merging Fund called by the Trust pursuant to Section 5.3 of this Plan, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Merging Fund under this Plan to the detriment of such shareholders without their further approval.

11.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Trust on behalf of the Merging Fund or the Acquiring Fund, as the case may be, c/o the Chairman of the Board and Chief Executive Officer, R. Jay Gerken, with a copy to the Secretary of the Trust, Kathleen A. McGah, or to the Trust.

12.  HEADINGS; GOVERNING LAW; LIMITATION OF LIABILITY

     12.1. The Article and Section headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     12.2. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     12.3. The Trust is a voluntary association organized under Massachusetts law as a business trust and under an Agreement and Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The obligations of the Trust entered into in the name or on behalf of the Trust by any of its trustees, officers, employees or agents are not made individually, but in such capacities, that the Trust's obligations under this Plan bind only that portion of the trust estate consisting of assets of the Merging Fund or the Acquiring Fund, as the case may be, and not any trustee, officer, employee, agent or shareholder individually, and that any liability of the Trust under this Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Merging Fund or Acquiring Fund.

                               [Signatures follow]


                                      -A-11-

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its Chairman of the Board, Chief Executive Officer and attested by its Secretary or Assistant Secretary.

Attest:                            The Travelers Series Trust on behalf of
                                       MFS Emerging Growth Portfolio


                                   By:
                                      ------------------------------------------
                                       Name:
                                       Title:

Attest:                            The Travelers Series Trust on behalf of
                                       MFS Mid Cap Growth Portfolio


                                   By:
                                      ------------------------------------------
                                       Name:
                                       Title:


                                      -A-12-

                                   APPENDIX B
                           THE TRAVELERS SERIES TRUST
                          MFS MID CAP GROWTH PORTFOLIO

                       GOAL -- LONG-TERM GROWTH OF CAPITAL







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                   May 3, 2004




TABLE OF CONTENTS

Goals and Investments..................................... B-2   Transfer Agent and Fund Administrator.................    B-7
Fund Performance.......................................... B-3   Shareholder Transactions and Pricing..................    B-7
Fees and Expenses......................................... B-3   Tax Consequences of Dividends and
Investment Objective, Strategies and Related Risks........ B-4      Distributions......................................    B-8
Management................................................ B-6    Financial Highlights.................................    B-9
   Investment Adviser..................................... B-6   Appendix..............................................   B-10
   The Subadviser and Portfolio Managers.................. B-6



--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
--------------------------------------------------------------------------------


                                      -B-1-

                          MFS MID CAP GROWTH PORTFOLIO
                              Goals and Investments

                                                               -----------------------------------------------------------
FUND'S OBJECTIVE:      Long-term growth of capital                INVESTMENT ADVISER:      Travelers Asset Management
                                                                                           International Company LLC
                                                                                           ("TAMIC")
KEY INVESTMENTS:       Equity securities of companies with        SUBADVISER:              Massachusetts Financial
                       medium market capitalization                                        Services ("MFS")
                                                                  TEAM OF PORTFOLIO        David E. Sette-Ducati
                                                                    MANAGERS:              Eric B. Fischman
                                                               -----------------------------------------------------------

SELECTION PROCESS: The Fund normally invests at least 80% of its net assets in securities of medium-sized companies ("80% investment policy"). Medium-sized market capitalization companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index ($17.0 billion as of December 31, 2003) at the time of investment. The index is a widely recognized, unmanaged index of mid-cap common stock prices. The Fund's subadviser normally invests primarily in common stock and related securities, such as preferred stock, convertible securities, and depositary receipts of companies with above-average growth potential.

The Fund's investments may include securities traded in the over-the-counter markets, and it generally invests up to 20% of its net assets in foreign securities. The Fund may also invest in fixed-income securities, including up to 10% in lower-quality fixed-income securities and comparable unrated securities (commonly called, "junk bonds"). The Fund may establish short positions of up to 15% of its net assets in specific securities or stock indices.

The Fund's subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that securities are selected based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio manager and the subadviser's group of equity research analysts.


PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and mid-cap companies risk, where market values may be more erratic and stocks more thinly traded than the general market, and where companies may have limited product lines, history, or resources. Additionally, because the Fund is "non-diversified" and can invest a higher percentage of its assets in a limited number of companies, the performance of each holding may have a greater impact on the Fund's value and can add to the volatility of the Fund. The Fund is subject to short sales risk, where it may suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund is subject to foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, and other factors. The Fund is also subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risk, where market values are subject to credit risks of issuers who may default or fail to make timely payments. For more information on the Fund's investments and related risks, please see "Investment Objective, Strategies and Related Risks," the Appendix to this prospectus and the SAI.


                                      -B-2-

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable annuity or insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Russell 2000, the Lipper Mid Cap Stock and the Russell Mid Cap Growth Indices. The Indices are unmanaged and therefore do not incur the management and trading expenses that the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.





YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31



                                [GRAPHIC OMITTED]


---------------------------------------------------------------

   Best Quarter:                (4th '99)           42.25%
   Worst Quarter:               (2nd `02)          -36.03%

---------------------------------------------------------------

-----------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2003
                                                     Life of
                               1 year     5-year      Fund*
                             ---------------------- -----------
   MFS Mid Cap Growth          37.05%     (0.79%)    (0.60%)
   Russell 2000                47.25%      7.13%      4.19%
   Russell Mid Cap Growth      42.71%      2.01%      0.88%
   *  The fund commenced operations on March 23, 1998.
-----------------------------------------------------------------




                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


SHAREHOLDER FEES
(paid directly from your investment)............        N/A
----------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)*
----------------------------------------------------------------
----------------------------------------------------------------
Management Fees.................................       0.80%
Distribution and Service (12b-1) Fees...........       None
Other Expenses**................................       0.12%
                                                   -------------
                                                   -------------
Total Annual Fund Operating Expenses............       0.92%*
--------------
* The Fund has a voluntary expense cap of 1.00%. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.
** Other Expenses include a 0.06% administrative service fee the Fund pays The Travelers Insurance Company.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the Total Annual Operating Expenses in the table above and assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

       1             3            5            10
      YEAR         YEARS        YEARS         YEARS
   -----------   ----------   -----------   ----------
      $94          $293          $509        $1,131


                                      -B-3-

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investment and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Listed below is more information on the Fund's investments, its practices and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE                         The Fund's investment objective is not fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees
                                             ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY                        The Fund will notify shareholders at least 60 days' prior to changing its
                                             80% investment policy.

EQUITIES                                     Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                             Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS                     Fixed-income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                             The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                                             If a security is issued by an agency, instrumentality or
                                             government-sponsored enterprise and not guaranteed by the U.S. Government, there is no assurance that the U.S. Government will support the credit of that security.


                                      -B-4-


LOWER-QUALITY FIXED-INCOME SECURITIES        High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income than higher-quality securities (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

FOREIGN SECURITIES INVESTMENTS               An investment in foreign securities involves risk in addition to those of
                                             U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET INVESTMENTS                  Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property, may be more likely in emerging markets.

DERIVATIVES AND HEDGING                      Derivative contracts, such as futures and options on securities, may be
TECHNIQUES                                   used for any of the following purposes:

                                             o     To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates
                                             o     As a substitute for buying or selling securities
                                             o     To enhance return
                                             o     Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                             Even a small investment in derivative contracts can have a big impact on a
                                             Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.
                                             For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK                               Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth.
                                             Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.


                                      -B-5-


TEMPORARY DEFENSIVE POSITION                 The Fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER                           The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

NON-DIVERSIFICATION                          The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer and increase the Fund's volatility.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o    individual and pooled pension and profit-sharing accounts

     o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     o    nonaffiliated insurance companies

For the year ended December 31, 2003, the Fund paid TAMIC 0.80% of the Fund's average daily net assets.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Massachusetts Financial Services ("MFS"), 500 Boylston Street, Boston, MA. TAMIC pays a subadvisory fee to MFS. MFS also acts as an investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.

A team of portfolio managers has served as the Fund's day-to-day portfolio manager since May 2002. The team is comprised of David E. Sette-Ducati, an MFS Senior Vice President and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since 1995 and 2000, respectively. Prior to joining MFS, Mr. Fischman was an equity research analyst for two other investment companies.


                                      -B-6-

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the Fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the Fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the Fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("Exchange") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.


                                      -B-7-

The Fund's assets are valued primarily based on market value. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). However, this procedure is not used to determine the value of the securities owned by a Fund if, in the opinion of the committee appointed by the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

EXCESSIVE EXCHANGE TRANSACTIONS

Excessive trading of Fund shares can harm the Fund and its shareholders. However, the Fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the Fund generally has little or no access to the records of individual contract holders. The Fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of Fund shares. The sponsoring insurance company has advised the Fund that it has procedures it uses in seeking to monitor excessive and abusive trading by a contract owner. There can be no assurance, however, that excessive trading in the fund's shares will not occur.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.


                                      -B-8-

                              FINANCIAL HIGHLIGHTS
                          MFS MID CAP GROWTH PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                        YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                    2003           2002(1)        2001(1)         2000(1)      1999(1)
                                                --------------  --------------  -------------   ------------  -----------
NET ASSET VALUE, BEGINNING OF YEAR...........   $        5.02   $        9.81   $      16.75    $     16.43   $    10.05
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss (2)...................           (0.03)          (0.04)         (0.06)         (0.05)       (0.04)
   Net realized and unrealized gain (loss)...            1.89           (4.75)         (3.90)          1.69         6.46
                                                --------------  --------------  -------------   ------------  -----------
Total Income (Loss) From Operations..........            1.86           (4.79)         (3.96)          1.64         6.42
                                                --------------  --------------  -------------   ------------  -----------
LESS DISTRIBUTIONS FROM:
   Net realized gains........................              --              --          (2.98)         (1.32)       (0.04)
Total Distributions..........................              --              --          (2.98)         (1.32)       (0.04)
                                                --------------  --------------  -------------   ------------  -----------
NET ASSET VALUE, END OF YEAR.................   $        6.88   $        5.02   $       9.81    $     16.75   $    16.43
                                                --------------  --------------  -------------   ------------  -----------
TOTAL RETURN (3).............................           37.05%         (48.83)%       (23.62)%         9.29%       64.17%
NET ASSETS, END OF YEAR (000'S)..............   $     192,608   $     138,221   $    278,504    $   314,150   $   94,124
RATIOS TO AVERAGE NET ASSETS
   Expenses (2)(4)...........................            0.92%           0.93%          0.92%          0.90%        1.00%
   Net investment loss.......................           (0.49)          (0.56)         (0.49)         (0.30)       (0.33)
PORTFOLIO TURNOVER RATE......................              98%            167%            96%           143%         162%

--------------
(1)  Per share amounts have been calculated using the average shares method.

(2) The Travelers Insurance Company has agreed to reimburse the Fund for expenses in the amount of $27,304 for the year ended December 31, 1999. If such expenses were not reimbursed, the increase to net investment loss and the actual expense ratio would have been $0.01 and 1.07%, respectively.

(3) Performance figures may reflect fee waivers and or/expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of a voluntary expense limitation, the ratio of expenses (excluding interest expense) to average net assets will not exceed 1.00%.


                                      -B-9-

                                    APPENDIX
                          MFS Mid Cap Growth Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.


INVESTMENT TECHNIQUE
--------------------
American Depositary Receipts
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Real Estate-Related Instruments
Repurchase Agreements
Short Sales (including "Against the Box")
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options


                                      -B-10-

                          MFS MID CAP GROWTH PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly impact the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

 -------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
 -------------------------------------------------------------------------------
  WRITE -- TRAVELERS LIFE AND ANNUITY, P.O. BOX 990009, HARTFORD, CT 06199-0009
 -------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
 -------------------------------------------------------------------------------
Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.


(1940 Act # 811-6465)

                                          SUPPLEMENT DATED SEPTEMBER 30, 2004 TO
                       MFS MID CAP GROWTH PORTFOLIO PROSPECTUS DATED MAY 3, 2004

The following information supplements the information in the Travelers Series
Trust: MFS Mid Cap Growth Portfolio prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The Board of Trustees of the Trust, on behalf of the Fund, has approved an amendment to the investment advisory agreement between the Fund and TAMIC. Effective September 1, 2004, the investment advisory fee will be revised from the annual rate of 0.80% of the average daily net assets of the Fund to a fee calculated at an annual rate in accordance with the following schedule:

AVERAGE DAILY NET ASSETS                                        INVESTMENT
                                                               ADVISORY FEE
First $600 million..........................                      0.800%
Next $300 million...........................                      0.775%
Next $600 million...........................                      0.750%
Next $1 billion.............................                      0.725%
Next $2.5 billion...........................                      0.675%


THE SECTION "TRANSFER AGENT AND FUND ADMINISTRATOR - RECENT DEVELOPMENTS" IS DELETED AND REPLACED WITH THE FOLLOWING:

Citigroup has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management
(CAM), including it applicable investment advisory companies and Citigroup Trust Bank (CTB), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed fund, including the Fund. This notification arises out of a previously disclosed SEC investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosure made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that s the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurances, Citigroup does not believe that this matter will have a material adverse effect on the fund.

September 2004                                              L-24417

                                               SUPPLEMENT DATED OCTOBER 22, 2004
                                               TO PROSPECTUSES DATED MAY 3, 2004

Capital Appreciation Portfolio
High Yield Bond Trust
Managed Assets Trust
The Travelers Series Trust:
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated Stock Portfolio
         Federated High Yield Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         Merrill Lynch Large Cap Core Portfolio
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         MFS Value Portfolio
         Pioneer Fund Portfolio
         Social Awareness Stock Portfolio
         Travelers Quality Bond Portfolio
         U.S. Government Securities Portfolio
         Zero Coupon Bond Fund Portfolio (Series 2005)

The following information replaces in its entirety the information under the "Recent Developments" heading in the "Transfer Agent and Fund Administration" section for each of the above referenced prospectuses, and any supplements thereto. Please retain this supplement and keep it with your prospectus for future reference.

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the board of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the CAM-managed funds the one-time payment received by the subcontractor when it was made.

The SEC Staff has indicated that it is also considering action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's operation of and compensation for the transfer agent business and CAM's retention of, and agreements with, the unaffiliated sub-transfer agent.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.








October 2004                                                  L-24427

                                     PART B
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER __, 2004

                           THE TRAVELERS SERIES TRUST
                          MFS EMERGING GROWTH PORTFOLIO
                          MFS MID CAP GROWTH PORTFOLIO
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated December __, 2004 for the Special Meeting of Shareholders of MFS Emerging Growth Portfolio ("Emerging Growth Portfolio"), a series of The Travelers Series Trust (the "Trust"), to be held on February __, 2005. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling 1-800-842-9368.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

     Further information about Mid Cap Portfolio is contained in the Trust's Statement of Additional Information dated May 3, 2004, which is incorporated herein by reference to Post-Effective Amendment No. 35 of the Trust filed under rule 485(b) under the Securities Act of 1933 on April 30, 2004, and will be provided to all shareholders or contract owners requesting this SAI.

                       STATEMENT OF ADDITIONAL INFORMATION

                                Table of Contents

GENERAL INFORMATION............................................................2
FINANCIAL STATEMENTS...........................................................3

                               GENERAL INFORMATION

     The Shareholders of Emerging Growth Portfolio are being asked to consider and vote on one proposal with respect to a Plan of Reorganization (the "Reorganization Plan") dated as of _________ by the Trust, on behalf of each of Emerging Growth Portfolio and Mid Cap Portfolio, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of substantially all of the assets and all of the liabilities of Emerging Growth Portfolio to Mid Cap Portfolio in exchange for shares issued by the Trust in Mid Cap Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of Emerging Growth Portfolio that are outstanding immediately before the Reorganization takes effect.

     A Special Meeting of shareholders of Emerging Growth Portfolio to consider the proposal and the related transaction will be held at One Cityplace, Hartford, Connecticut 06103 on February __, 2005 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The audited financial statements and notes thereto of Emerging Growth Portfolio contained in its Annual Report to Shareholders dated December 31, 2003 are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto which appear in Emerging Growth Portfolio's Annual Report to Shareholders have been audited by KPMG LLP, whose report thereon also appears in such Annual Report and are also incorporated herein by reference to the Form N-CSR for the Emerging Growth Portfolio filed on March 10, 2004. The unaudited financial statements and notes thereto of Emerging Growth Portfolio contained in its Semi-Annual Report to Shareholders, dated June 30, 2004, are incorporated into this Statement of Additional Information by reference to the Form N-CSR for the Emerging Growth Portfolio filed on September 9, 2004.

     The audited financial statements and notes thereto of Mid Cap Portfolio contained in its Annual Report to Shareholders, dated December 31, 2003, are incorporated by reference into this Statement of Additional Information related. The financial statements and notes thereto which appear in Mid Cap Portfolio's Annual Report to Shareholders have been audited by KPMG LLP, whose report thereon also appears in such Annual Report and are also incorporated herein by reference to the Form N-CSR for the Mid Cap Portfolio filed on March 11, 2004. The unaudited financial statements and notes thereto of Mid Cap Portfolio contained in its Semi-Annual Report to Shareholders, dated June 30, 2004, are incorporated into this Statement of Additional Information by reference to the Form N-CSR for the Mid Cap Portfolio filed on September 9, 2004.

     The financial statements set forth above will be provided to all shareholders or contract owners requesting this SAI.

     The following are projected (PRO FORMA) financial statements that were prepared to indicate the anticipated financial information for Mid Cap Portfolio following the completion of the Reorganization. They consist of a Pro Forma Statement of Assets and Liabilities, a Pro Forma Statement of Operation, a Pro Forma Schedule of Investments, and notes relating to the pro forma financial information.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)


                                                MFS                   MFS                                     COMBINED
                                              MID CAP              EMERGING                                  MFS MID CAP
                                         GROWTH PORTFOLIO      GROWTH PORTFOLIO        ADJUSTMENTS        GROWTH PORTFOLIO
                                         ------------------   --------------------    ---------------     ------------------

ASSETS:
Investments, at value (Cost --
$174,126,324 and $139,697,311)                $210,385,606           $166,868,317                              $377,253,923
Cash                                                    17                    400                                       417
Receivable for securities sold                   1,230,592                977,502                                 2,208,094
Dividends and interest receivable                   30,059                 53,442                                    83,501
Receivable for Fund shares sold                     28,230                 19,599                                    47,829
                                         ------------------   --------------------    ---------------     ------------------
TOTAL ASSETS                                  $211,674,504           $167,919,260                  -           $379,593,764
                                         ------------------   --------------------    ---------------     ------------------

LIABILITIES:
Payable for securities purchased                 3,744,308                938,278                                 4,682,586
Payable for Fund shares reacquired                 116,833                581,129                                   697,962
Investment advisory fees payable                   133,442                 93,002                                   226,444
Administration fees payable                         10,008                 16,564                                    26,572
Accrued expenses                                    40,349                 45,801                                    86,150
                                         ------------------   --------------------    ---------------     ------------------
TOTAL LIABILITIES                                4,044,940              1,674,774                  -              5,719,714
                                         ------------------   --------------------    ---------------     ------------------

NET ASSETS                                    $207,629,564           $166,244,486                  -           $373,874,050
                                         ==================   ====================    ===============     ==================

NET ASSETS:
Paid-in capital                                409,166,061            336,222,688                               745,388,749
Accumulated net investment loss                  (695,633)              (377,568)                               (1,073,201)
Accumulated net realized losses
from investment transactions                 (237,100,147)          (196,772,013)                             (433,872,160)
Net unrealized appreciation of
investments and foreign currencies              36,259,283             27,171,379                                63,430,662
                                         ------------------   --------------------    ---------------     ------------------

NET ASSETS                                    $207,629,564           $166,244,486                  -           $373,874,050
                                         ==================   ====================    ===============     ==================

OUTSTANDING SHARES:                             27,928,811             16,925,739          5,444,484             50,299,034
                                         ==================   ====================

NET ASSET VALUE                                      $7.43                  $9.82                                     $7.43
-------------------------------------    ==================   ====================                        ==================

       See accompanying notes to unaudited pro forma financial statements

PRO FORMA STATEMENT OF OPERATION
FOR THE TWELVE MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                  MFS                    MFS              ADJUSTMENTS           COMBINED
                                                MID CAP               EMERGING                                 MFS MID CAP
                                           GROWTH PORTFOLIO       GROWTH PORTFOLIO                          GROWTH PORTFOLIO
                                           ------------------    --------------------    ---------------    ------------------
INVESTMENT INCOME:
Interest                                             $55,003                 $44,692                  -               $99,695
Dividends                                            531,764                $802,142                  -             1,333,906
Less: Foreign withholding tax                        (1,181)                (17,298)                  -              (18,479)
                                           ------------------    --------------------    ---------------    ------------------
TOTAL INVESTMENT INCOME                             $585,586                 829,536                  -             1,415,122
                                           ------------------    --------------------    ---------------    ------------------

EXPENSES:
Investment advisory fees                           1,526,263               1,250,912         (85,666) a             2,691,509
Administration fees                                  114,470                 100,073                  -               214,543
Custody                                               41,977                  52,037          (7,260) b                86,754
Audit and legal                                       34,665                  39,182         (22,100) b                51,747
Shareholder communications                            26,152                  28,125         (15,000) b                39,277
Transfer agency services                               5,013                   5,143          (5,000) b                 5,156
Trustees' fees                                         7,253                   7,013                  -                14,266
Other                                                  3,959                       -                  -                 3,959
                                           ------------------    --------------------    ---------------    ------------------
TOTAL EXPENSES                                     1,759,752               1,482,485          (135,026)             3,107,211
                                           ------------------    --------------------    ---------------    ------------------

NET INVESTMENT LOSS                               (1,174,166)               (652,949)            135,026           (1,692,089)
                                           ==================    ====================    ===============    ==================

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES:
Realized Gain (Loss) From:
   Investment transactions                        27,213,951              18,644,068                  -            45,858,019
    Foreign currency transactions                      5,786                 (1,280)                  -                 4,506
                                           ------------------    --------------------    ---------------    ------------------
NET REALIZED GAIN                                 27,219,737              18,642,788                  -            45,862,525
                                           ------------------    --------------------    ---------------    ------------------

Change in Net Unrealized Appreciation
From:
   Investments                                    15,012,833               8,166,487                               23,179,320
   Foreign currencies                                  (123)                     170                                       47
                                           ------------------    --------------------    ---------------    ------------------
INCREASE IN NET UNREALIZED APPRECIATION           15,012,710               8,166,657                  -            23,179,367
                                           ------------------    --------------------    ---------------    ------------------
NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES                                        42,232,447              26,809,445                  -            69,041,892
                                           ------------------    --------------------    ---------------    ------------------

INCREASE IN NET ASSETS FROM OPERATIONS           $41,058,281             $26,156,496           $135,026           $67,349,803
                                           ==================    ====================    ===============    ==================

(a) Reflects adjustment for change in investment advisory fees to the combined MFS Mid Cap Growth Portfolio and MFS Emerging Growth Portfolio, respectively.
(b) Reflects adjustment to eliminate duplicate services.

       See accompanying notes to unaudited pro forma financial statements



MFS EMERGING GROWTH PORTFOLIO (EG)             MFS MID CAP GROWTH PORTFOLIO (MCG)
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                      JUNE 30, 2004

                               MCG                                                                                        MCG
       EG       MCG          COMBINED                                                            EG          MCG        COMBINED
     SHARE     SHARE          SHARE                          SECURITY                          VALUE        VALUE        VALUE
=================================================================================================================================
COMMON STOCK - 97.7%
=================================================================================================================================
CONSUMER DISCRETIONARY - 19.9%
AUTOMOBILE - 0.5%
      41,100                   41,100  Bayerische Motoren Werke (BMW) AG                   $1,820,824                 $1,820,824
---------------------------------------------------------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE - 4.6%
      38,870                   38,870  Carnival Corp.                                      1,826,890                   1,826,890
      11,840    44,980         56,820  The Cheesecake Factory Inc.+                          471,114   $1,789,754      2,260,868
       5,620    20,260         25,880  Four Seasons Hotels, Inc.                             338,380    1,219,855      1,558,235
      13,760    16,600         30,360  GTECH Holdings Corp.                                  637,226      768,746      1,405,972
      18,040    35,920         53,960  International Game Technology                         696,344    1,386,512      2,082,856
      11,270    15,960         27,230  Outback Steakhouse, Inc.                              466,127      660,106      1,126,233
       9,930    14,040         23,970  P.F. Chang's China Bistro, Inc. +                     408,620      577,746        986,366
      35,540    61,870         97,410  Royal Caribbean Cruises Ltd.                        1,542,791    2,685,777      4,228,568
       6,720                    6,720  Starbucks Corp.+                                      292,186                     292,186
      17,350    36,530         53,880  WMS Industries Inc. +                                 517,030    1,088,564      1,605,624
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           7,196,708   10,177,090     17,373,798
---------------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 1.9%
      34,950                   34,950  eBay Inc.+                                          3,213,653                   3,213,653
      74,770    62,546        137,316  InterActiveCorp+                                    2,253,568    1,885,136      4,138,704
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           5,467,221    1,885,136      7,352,357
---------------------------------------------------------------------------------------------------------------------------------
MEDIA - 6.8%
      43,490   218,760        262,250  Citadel Broadcasting Co.+                             633,649    3,187,333      3,820,982
      66,860    96,760        163,620  EchoStar Communications Corp., Class A Shares+      2,055,945    2,975,370      5,031,315
                 3,500          3,500  Entercom Communications Corp.+                                     130,550        130,550
      37,460    66,420        103,880  Getty Images, Inc.+                                 2,247,600    3,985,200      6,232,800
      15,660                   15,660  Grupo Televisa, SA, Sponsored ADR                     708,928                     708,928
      15,300    58,300         73,600  Meredith Corp.                                        840,888    3,204,168      4,045,056
      48,780                   48,780  The News Corp. Ltd., Sponsored Preferred ADR        1,603,886                   1,603,886
      19,940                   19,940  Playboy Enterprises, Inc., Class B Shares+            231,503                     231,503
      42,270                   42,270  The Walt Disney Co.                                 1,077,462                   1,077,462
      47,040    67,510        114,550  Westwood One, Inc.+                                 1,119,552    1,606,738      2,726,290
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           10,519,413  15,089,359     25,608,772
---------------------------------------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.9%
               120,400        120,400  99 Cents Only Stores+                                            1,836,100      1,836,100
      26,310    68,400         94,710  Family Dollar Stores, Inc.                            800,350    2,080,728      2,881,078
      20,940                   20,940  Kohl's Corp.+                                         885,343                     885,343
      41,250                   41,250  Target Corp.                                        1,751,888                   1,751,888
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           3,437,581    3,916,828      7,354,409
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 3.2%
      13,050                   13,050  Best Buy Co., Inc.                                    662,157                     662,157
      13,650                   13,650  CDW Corp.                                             870,324                     870,324
                56,220         56,220  Pacific Sunwear of California, Inc. +                            1,100,225      1,100,225
      25,920    74,040         99,960  PETsMART, Inc.                                        841,104    2,402,598      3,243,702
      42,190                   42,190  Ross Stores, Inc.                                   1,129,004                   1,129,004
      42,070                   42,070  Staples, Inc.                                       1,233,072                   1,233,072
      33,940    67,580        101,520  Tiffany & Co.                                       1,250,689    2,490,323      3,741,012
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           5,986,350    5,993,146     11,979,496
---------------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.0%
      13,320    52,320         65,640  Coach, Inc.+                                          601,931    2,364,341      2,966,272
      27,030                   27,030  Reebok International Ltd.                             972,539                     972,539
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           1,574,470    2,364,341      3,938,811
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CONSUMER DISCRETIONARY                        36,002,567  39,425,900     75,428,467
=================================================================================================================================
CONSUMER STAPLES - 1.5%
FOOD & DRUG RETAILING - 1.5%
      38,700   129,760        168,460  CoolBrands International, Inc.+                       632,202    2,119,755      2,751,957
      15,590                   15,590  CVS Corp.                                             655,092                     655,092
      57,180                   57,180  Walgreen Co.                                        2,070,488                   2,070,488
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           3,357,782    2,119,755      5,477,537
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CONSUMER STAPLES                              3,357,782    2,119,755      5,477,537
=================================================================================================================================
ENERGY - 1.9%
ENERGY EQUIPMENT & SERVICES - 1.9%
      24,490    46,570         71,060  BJ Services Co.+                                    1,122,622    2,134,769      3,257,391
      10,650    31,790         42,440  Cooper Cameron Corp.+                                 518,655    1,548,173      2,066,828
      22,670     9,800         32,470  GlobalSantaFe Corp.                                   600,755      259,700        860,455

      15,060                   15,060  Smith International, Inc.+                            839,746                     839,746
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           3,081,778    3,942,642      7,024,420
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL ENERGY                                        3,081,778    3,942,642      7,024,420
=================================================================================================================================


MFS EMERGING GROWTH PORTFOLIO (EG)             MFS MID CAP GROWTH PORTFOLIO (MCG)
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                      JUNE 30, 2004

                               MCG                                                                                        MCG
       EG       MCG          COMBINED                                                            EG          MCG        COMBINED
     SHARE     SHARE          SHARE                          SECURITY                          VALUE        VALUE        VALUE
=================================================================================================================================
COMMON STOCK - 97.7%
=================================================================================================================================
FINANCIALS - 4.6%
BANKS - 0.9%
      17,100    60,300         77,400  Investors Financial Services Corp.                   $745,218   $2,627,874     $3,373,092
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 3.7%
      29,130                   29,130  American Express Co.                                1,496,699                   1,496,699
     121,000   227,620        348,620  Ameritrade Holding Corp.+                           1,373,350    2,583,487      3,956,837
         600     8,200          8,800  The Chicago Mercantile Exchange                        86,622    1,183,834      1,270,456
      12,020                   12,020  The Goldman Sachs Group, Inc.                       1,131,803                   1,131,803
      18,780    34,420         53,200  Legg Mason, Inc.                                    1,709,168    3,132,564      4,841,732
      20,700                   20,700  Merrill Lynch & Co., Inc.                           1,117,386                   1,117,386
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           6,915,028    6,899,885     13,814,913
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL FINANCIALS                                    7,660,246    9,527,759     17,188,005
=================================================================================================================================
HEALTHCARE - 25.8%
BIOTECHNOLOGY - 8.2%
      22,900                   22,900  Amgen Inc.+                                         1,249,653                   1,249,653
                22,470         22,470  Biogen Idec Inc.+                                                1,421,228      1,421,228
      22,070    26,700         48,770  Celgene Corp.+                                      1,263,728    1,528,842      2,792,570
       8,130                    8,130  Genentech, Inc.+                                      456,906                     456,906
      21,670    37,900         59,570  Gen-Probe Inc.+                                     1,025,424    1,793,428      2,818,852
      45,960    89,130        135,090  Genzyme Corp.+                                      2,175,287    4,218,523      6,393,810
      44,590    50,430         95,020  Gilead Sciences, Inc.+                              2,987,530    3,378,810      6,366,340
       8,140                    8,140  ImClone Systems Inc.+                                 698,331                     698,331
       9,040    44,350         53,390  Invitrogen Corp.+                                     650,790    3,192,756      3,843,546
      35,610   103,630        139,240  MedImmune, Inc.+                                      833,274    2,424,942      3,258,216
       9,540    13,120         22,660  Neurocrine Biosciences, Inc.+                         494,649      680,272      1,174,921
                21,170         21,170  Protein Design Labs, Inc.+                                         404,982        404,982
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           11,835,572  19,043,783     30,879,355
---------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 11.4%
      16,370                   16,370  Alcon, Inc.                                         1,287,500                   1,287,500
       6,870                    6,870  Apogent Technologies, Inc.+                           219,840                     219,840
      42,720                   42,720  Baxter International, Inc.                          1,474,267                   1,474,267
      36,440    58,960         95,400  C.R. Bard, Inc.                                     2,064,326    3,340,084      5,404,410
     146,940   253,870        400,810  Cytyc Corp.+                                        3,727,868    6,440,682     10,168,550
      21,720    65,870         87,590  DENTSPLY International Inc.                         1,131,612    3,431,827      4,563,439
      37,770    53,130         90,900  Fisher Scientific International Inc.+               2,181,218    3,068,257      5,249,475
      41,350    60,960        102,310  Guidant Corp.                                       2,310,638    3,406,445      5,717,083
      32,390                   32,390  Medtronic, Inc.                                     1,578,041                   1,578,041
      28,930    84,460        113,390  Millipore Corp.+                                    1,630,784    4,761,010      6,391,794
               101,300        101,300  Thoratec Corp.+                                                  1,086,949      1,086,949
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           17,606,094  25,535,254     43,141,348
---------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 1.6%
      47,820                   47,820  Caremark Rx, Inc.+                                  1,575,191                   1,575,191
                52,100         52,100  Community Health Systems Inc. +                                  1,394,717      1,394,717
      32,910                   32,910  HCA Inc.                                            1,368,727                   1,368,727
               122,950        122,950  Tenet Healthcare Corp.+                                          1,648,760      1,648,760
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           2,943,918    3,043,477      5,987,395
---------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.6%
      19,890    12,820         32,710  Allergan, Inc.                                      1,780,553    1,147,646      2,928,199
      19,200    49,900         69,100  Elan Corp. PLC, Sponsored ADR+                        475,008    1,234,526      1,709,534
      12,240                   12,240  Eli Lilly and Co.                                     855,698                     855,698
                55,900         55,900  Endo Pharmaceuticals Holdings, Inc.+                             1,310,855      1,310,855
      52,630                   52,630  Johnson & Johnson                                   2,931,491                   2,931,491
      52,200    91,860        144,060  Medicis Pharmaceutical Corp., Class A Shares        2,085,390    3,669,807      5,755,197
      26,290                   26,290  Novartis AG                                         1,160,254                   1,160,254
       6,420                    6,420  Roche Holding AG                                      635,898                     635,898
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           9,924,292    7,362,834     17,287,126
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL HEALTHCARE                                    42,309,876  54,985,348     97,295,224
=================================================================================================================================


MFS EMERGING GROWTH PORTFOLIO (EG)             MFS MID CAP GROWTH PORTFOLIO (MCG)
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                      JUNE 30, 2004

                               MCG                                                                                        MCG
       EG       MCG          COMBINED                                                            EG          MCG        COMBINED
     SHARE     SHARE          SHARE                          SECURITY                          VALUE        VALUE        VALUE
=================================================================================================================================
COMMON STOCK - 97.7%
=================================================================================================================================
INDUSTRIALS - 12.0%
AIR FREIGHT & COURIERS - 0.7%
      11,260    42,340         53,600  Expeditors International of Washington, Inc.         $556,357   $2,092,019     $2,648,376
---------------------------------------------------------------------------------------------------------------------------------
AIRLINES - 1.0%
      15,280    60,850         76,130  JetBlue Airways Corp.+                                448,926    1,787,773      2,236,699
      79,500                   79,500  Southwest Airlines Co.                              1,333,215                   1,333,215
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           1,782,141    1,787,773      3,569,914
---------------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.2%
=================================================================================================================================
                21,180                 American Standard Cos. Inc.+                                       853,766        853,766
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 9.5%
      42,580    39,220         81,800  Alliance Data Systems Corp.+                        1,799,005    1,657,045      3,456,050
      10,860     6,200         17,060  Apollo Group, Inc., Class A Shares+                   958,829      547,398      1,506,227
      57,900                   57,900  ARAMARK Corp., Class B Shares                       1,665,204                   1,665,204
      48,000    50,710         98,710  Career Education Corp.+                             2,186,880    2,310,348      4,497,228
      33,770    76,460        110,230  Ceridian Corp.+                                       759,825    1,720,350      2,480,175
      80,730    99,400        180,130  Corinthian Colleges, Inc.+                          1,997,260    2,459,156      4,456,416
      14,060    56,400         70,460  The Corporate Executive Board Co.                     812,527    3,259,356      4,071,883
      42,140    49,170         91,310  DST Systems, Inc.+                                  2,026,513    2,364,585      4,391,098
         484                      484  Employee Solutions, Inc.+                                   1                           1
      14,780    47,000         61,780  Manpower Inc.                                         750,381    2,386,190      3,136,571
      19,180   113,590        132,770  Monster Worldwide, Inc.+                              493,310    2,921,535      3,414,845
      17,480                   17,480  Paychex, Inc.                                         592,222                     592,222
      21,100    42,530         63,630  Robert Half International Inc.                        628,147    1,266,118      1,894,265
       3,510                    3,510  Strayer Education, Inc.                               391,611                     391,611
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           15,061,715  20,892,081     35,953,796
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.5%
      57,950                   57,950  Tyco International Ltd.                             1,920,463                   1,920,463
---------------------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.1%
                14,560         14,560  MSC Industrial Direct Co., Class A Shares                          478,150        478,150
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INDUSTRIALS                                   19,320,676  26,103,789     45,424,465
=================================================================================================================================
INFORMATION TECHNOLOGY - 25.0%
COMMUNICATIONS EQUIPMENT - 5.8%
      75,770    54,060        129,830  Andrew Corp.+                                       1,516,158    1,081,741      2,597,899
     139,038                  139,038  Cisco Systems, Inc.+                                3,295,201                   3,295,201
      60,130   202,600        262,730  Comverse Technology, Inc.+                          1,198,992    4,039,844      5,238,836
      10,880    23,800         34,680  F5 Networks, Inc. +                                   288,102      630,224        918,326
                82,500         82,500  Foundry Networks, Inc.+                                          1,160,775      1,160,775
      13,170    30,050         43,220  Harris Corp.                                          668,378    1,525,038      2,193,416
                32,460         32,460  Interdigital Communications Corp.+                                 610,573        610,573
      21,321   120,714        142,035  Juniper Networks, Inc.+                               523,857    2,965,943      3,489,800
     100,440                  100,440  Nokia Oyj, Sponsored ADR                            1,460,398                   1,460,398
      11,350                   11,350  Research In Motion Ltd.+                              776,794                     776,794
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           9,727,880   12,014,138     21,742,018
---------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 1.6%
      31,770                   31,770  Apple Computer, Inc.+                               1,033,796                   1,033,796
      72,200                   72,200  Dell Inc.+                                          2,586,204                   2,586,204
       7,040    10,600         17,640  Lexmark International, Inc., Class A Shares+          679,571    1,023,218      1,702,789
                40,900         40,900  Network Appliance, Inc.+                                           880,577        880,577
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           4,299,571    1,903,795      6,203,366
---------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
                15,600         15,600  Amphenol Corp., Class A Shares+                                    519,792        519,792
                51,460         51,460  Thermo Electron Corp.+                                           1,581,880      1,581,880

      34,830    59,610         94,440  Waters Corp.+                                       1,664,177    2,848,166      4,512,343
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           1,664,177    4,949,838      6,614,015
---------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.1%
      27,560                   27,560  Akamai Technologies, Inc.+                            494,702                     494,702
      17,200                   17,200  Softbank Corp.                                        755,041                     755,041
      76,710                   76,710  Yahoo! Inc.+                                        2,786,874                   2,786,874
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           4,036,617            -      4,036,617
------------- --------- -------------- --------------------------------------------------- ---------- ------------ --------------


MFS EMERGING GROWTH PORTFOLIO (EG)             MFS MID CAP GROWTH PORTFOLIO (MCG)
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                      JUNE 30, 2004

                               MCG                                                                                        MCG
       EG       MCG          COMBINED                                                            EG          MCG        COMBINED
     SHARE     SHARE          SHARE                          SECURITY                          VALUE        VALUE        VALUE
=================================================================================================================================
COMMON STOCK - 97.7%
=================================================================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.7%
      31,340    23,250         54,590  Analog Devices, Inc.+                               $1,475,487  $1,094,610      $2,570,097
                14,660         14,660  Cymer, Inc. +                                                      548,870         548,870
      26,810    93,440        120,250  Integrated Circuit Systems, Inc. +                    728,160    2,537,830       3,265,990

      83,140   122,160        205,300  Marvell Technology Group Ltd.+                      2,219,838    3,261,672       5,481,510
                74,370         74,370  Novellus Systems, Inc.+                                          2,338,193       2,338,193
      60,710   153,600        214,310  PMC-Sierra, Inc.+                                     871,188    2,204,160       3,075,348
      15,230                   15,230  Xilinx, Inc.                                          507,311                      507,311
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           5,801,984   11,985,335      17,787,319
----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE - 10.1%
      33,560                   33,560  Adobe Systems Inc.                                  1,560,540                    1,560,540
     110,280   156,110        266,390  Amdocs Ltd.+                                        2,583,860    3,657,657       6,241,517
                41,580         41,580  Ascential Software Corporation +                                   664,864         664,864
      35,270    41,100         76,370  Electronic Arts Inc.+                               1,923,978    2,242,005       4,165,983
                60,900         60,900  Intuit Inc.+                                                     2,349,522       2,349,522
      26,500    43,900         70,400  Mercury Interactive Corp.+                          1,320,495    2,187,537       3,508,032
      96,650                   96,650  Microsoft Corp.                                     2,760,324                    2,760,324
                92,700         92,700  Networks Associates, Inc.+                                       1,680,651       1,680,651
               145,600        145,600  PeopleSoft, Inc.+                                                2,693,600       2,693,600
      58,120    81,600        139,720  Red Hat, Inc.+                                      1,335,016    1,874,352       3,209,368
      37,580    44,750         82,330  Symantec Corp.+                                     1,645,252    1,959,155       3,604,407
      75,180   123,130        198,310  VERITAS Software Corp.+                             2,082,486    3,410,701       5,493,187
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           15,211,951  22,720,044      37,931,995
----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INFORMATION TECHNOLOGY                        40,742,180  53,573,150      94,315,330
==================================================================================================================================
MATERIALS - 0.5%
CHEMICALS - 0.3%

                65,370         65,370  Lyondell Chemical Co.                                            1,136,784       1,136,784
----------------------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.2%
       5,200     20,400        25,600  Aber Diamond Corp.+                                   153,797      603,357         757,154
----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL MATERIALS                                       153,797    1,740,141       1,893,938
==================================================================================================================================
TELECOMMUNICATION SERVICES - 6.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.6%
                  3,980         3,980  Covad Communications Group, Inc.+                                    9,552           9,552
      39,427     48,190        87,617  NTL Inc.+                                            2,271,784   2,776,708       5,048,492
      41,450     66,430       107,880  SpectraSite, Inc.+                                   1,791,469   2,871,105       4,662,574
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            4,063,253   5,657,365       9,720,618
----------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 3.9%
      74,750                   74,750  Alamosa Holdings, Inc.+                                549,413                     549,413
      30,640                   30,640  America Movil S.A. de C.V., Sponsored ADR            1,114,377                   1,114,377
     180,490    333,660       514,150  American Tower Corp., Class A Shares+                2,743,448   5,071,632       7,815,080
                217,500       217,500  Crown Castle International Corp.+                                3,208,125       3,208,125
      18,240                   18,240  Nextel Communications, Inc., Class A Shares+           486,278                     486,278
      69,079                   69,079  Vodafone Group PLC, Sponsored ADR                    1,526,646                   1,526,646
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            6,420,162   8,279,757      14,699,919
----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL TELECOMMUNICATION SERVICES                    10,483,415  13,937,122      24,420,537
==================================================================================================================================
                                       TOTAL COMMON STOCK                                 163,112,317  205,355,606  368,467,923
                                       (Cost - $305,037,635)
==================================================================================================================================
FACE AMOUNT
-------------
SHORT-TERM INVESTMENTS - 2.3%
              $5,030,000   $5,030,000  Federal Home Loan Bank Discount Notes, zero
                                       coupon bond to yield 1.000% due 7/1/04 (Cost -
                                       $5,030,000)                                                       5,030,000      5,030,000
  $3,756,000                3,756,000  Federal National Mortgage Association, Discount
                                       Notes,
                                       0.010% due 7/1/04 (Cost - $3,756,000)                3,756,000                   3,756,000
==================================================================================================================================
                                       TOTAL SHORT-TERM INVESTMENTS                         3,756,000    5,030,000      8,786,000
                                       (Cost - $8,786,000)
==================================================================================================================================
                                       TOTAL INVESTMENTS - 100.0%                         $166,868,317 $210,385,606  $377,253,923
                                       (Cost - $313,823,635*)
==================================================================================================================================

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

ABBREVIATION USED IN THIS SCHEDULE:
ADR - American Depositary Receipt.

1. General

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of substantially all of the assets of MFS Emerging Growth Portfolio (the Acquired Fund) of The Travelers Series Trust (the "Trust") by MFS Mid Cap Growth Portfolio (the "Fund"), a series in the Trust, in exchange for shares of the Fund and the assumption by the Fund of substantially all of the liabilities of the Acquired Fund as described elsewhere in this proxy statement/prospectus.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free merger. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Fund at net asset value. The unaudited Pro Forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on June 30, 2004. The unaudited Pro Forma Statement of Operations has been prepared as though the acquisition had been effective July 1, 2003.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and Schedule of Investments of the Acquired Fund and the Fund which are included in their respective semi-annual and annual reports dated June 30, 2004 and December 31, 2003, respectively.

2. Significant Accounting Policies

The Fund is a separate non-diversified investment fund of The Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of the Acquired Fund and the Fund and fourteen other separate investment funds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the closing bid and asked prices; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities traded in the over-the counter market are valued at prices based on market quotations for securities of similar types; U.S. government agencies and obligations are value at the mean between the last reported bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (f) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled or offset by entering into another forward exchange contract.

3. Pro-Forma Adjustments

The accompanying unaudited pro forma financial statements reflect changes in shares and fund expenses as if the merger had taken place on July 1, 2003. Adjustments were made to certain expenses to reflect the merged entities' anticipated operations.

4. Investment Advisory Agreement and Other Transactions

Travelers Asset Management International Company LLC ("TAMIC') an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Fund. The Fund pays TAMIC an investment advisory fee calculated at an annual rate of 0.80% on the first $600 million of the Fund's average daily net assets; 0.775% on the next $300 million; 0.75% on the next $600 million; 0.725% on the next $1 billion; and $0.675% on the next $2.50 billion. These fees are calculated daily and paid monthly. (Prior to September 1, 2004, TAMIC received an investment advisory fee from the Fund at an annual rate of 0.80% of all of the average net assets of the Fund, and an investment advisory fee from the Acquired Fund at an annual rate of 0.75% of all of the average net assets of the Acquired Fund).

The Acquired Fund has a voluntary expense cap of 0.95% and the Fund has a voluntary expense cap of 1.00%. As the total expenses of the Acquired Fund and the Fund are currently under such caps, and the total expenses of the Fund are expected to be under its cap if the Reorganization is consummated, no expenses reimbursements to the Acquired Fund and the Fund are currently expected.

Upon closing of the Reorganization, a new fee schedule will take effect for the Fund. The new fee schedule would be as follows:

AVERAGE NET ASSETS                            FEE RATE

Up to $600,000,000                            0.7775%
$600,000,000 to $900,000,000                  0.7525%
$900,000,000 to $1.5 billion                  0.7275%
$1.5 billion to $2.5 billion                  0.7025%
Over $2.5 billion                             0.6525%

TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day fund operations and investment decisions for the Fund. As a result, TAMIC pays MFS a sub-advisory fee at an annual rate of 0.37% on the first $600 million of the Fund's average daily net assets; 0.35% on the next $300 million; 0.325% on the next $600 million; 0.30% on the next $1 billion; and $0.25% on the next $2.50 billion.

The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC and administration fee calculated at an annual rate of 0.06% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as subadministrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of the Fund, plus $30,000, subject to a maximum of 0.06% of each Fund's average daily next assets.

One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

FORM N-14


PART C - OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     Provisions for the indemnification of the Trust's Trustees and officers are contained in Article VIII of the Trust's Declaration of Trust.

     Registrant's directors and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.

     (1) Agreement and Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 3, 1996 (File No. 033-43628).)

     (2) Bylaws. (Incorporated herein by reference to Exhibit to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996 (File No. 033-43628).)

     (3) Not applicable.

     (4) Agreement and Plan of Reorganization (Filed as Appendix A to the Combined Prospectus/Proxy Statement included in Part A to this Form N-14 Registration Statement.)

     (5) Not applicable.

     (6) (a) Investment Advisory Agreement between Travelers Asset Management International Corporation and the Registrant by itself and on behalf of MFS Mid Cap Growth Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 5(u) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997 (File No. 033-43628).)

          (b) Sub-Advisory Agreement between Travelers Asset Management International Corporation and Massachusetts Financial Services Corporation, as Subadviser for MFS Mid Cap Growth Portfolio. (Incorporated herein by reference to Exhibit 5(v) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997 (File No. 033-43628).)

          (c) Amendment to Investment Advisory Agreement between Travelers Asset Management International Company LLC and the Registrant by itself and on behalf of MFS Mid Cap Growth Portfolio of the Registrant. (Incorporated by reference to Exhibit (d)(43) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004 (File No. 033-43628).)

          (d) Amendment to Sub-Advisory Agreement between Travelers Asset Management International Company LLC and Massachusetts Financial Services Company, as Subadviser for MFS Mid Cap Growth Portfolio. (Incorporated by reference to Exhibit (d)(44) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004 (File No. 033-43628).)

     (7) Not applicable.

     (8) Not applicable.

     (9) Master Custody Agreement with State Street Bank and Trust. (Incorporated herein by reference to Exhibit g(5) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed February 27, 2002 (File No. 033-75644).)

     (10) Not applicable.

     (11) Opinion and Consent of Counsel. (Incorporated herein by reference to the Registrant's Rule 24f-2 Notice filing on March 25, 1998 (File No. 033-43628).)

     (12) Form of Tax Opinion of Counsel is filed herewith as Exhibit 12.

     (13) (a) Form of Amended and Restated Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004 (File No. 033-43628).)

          (b) Participation Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 21, 1997 (File No. 033-43628).)

          (c) Transfer Agency and Services Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and the Registrant. (Incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on February 28, 2001 (File No. 33-75644).)

          (d) Sub-Transfer Agency and Services Agreement between Registrant and PFPC Global Fund Services. (Incorporated herein by reference to Exhibit
     (h)(3) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on February 28, 2001 (File No. 33-75644).)

     (14) (a) Consent of independent registered public accounting firm is filed herewith as Exhibit 14(a).

          (b) Consent of independent registered public accounting firm is filed herewith as 14(b).

     (15) Not applicable.

     (16) (a) Power of Attorney authorizing Kathleen A. McGah or Ernest J. Wright as signatory for R. Jay Gerken is filed herewith as Exhibit 16(a).

          (b) Power of attorney authorizing Kathleen A. McGah or Ernest J. Wright as signatory for Frances M. Hawk is filed herewith as Exhibit 16(b).

          (c) Power of attorney authorizing Kathleen A. McGah or ernest J. Wright as signatory for Lewis Mandell is filed herewith as Exhibit 16(c).

          (d) Power of Attorney authorizing Kathleen A. McGah or Ernest J. Wright as signatory for Robert E. McGill III is filed herewith as Exhibit 16(d).

     (17) Form of Proxy is filed herewith as Exhibit 17.


ITEM 17.  UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Hartford and the State of Connecticut, on the 24 day of November, 2004.

                           THE TRAVELERS SERIES TRUST
                           (Registrant)


                           By:     /s/ R. JAY GERKEN*
                                ---------------------
                           Name:  R. Jay Gerken
                           Title: Chairman of the Board
                                  Chief Executive Officer


     As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.


Signature                           Title                                   Date
/s/ R. Jay Gerken*                  Chairman of the Board      November 24, 2004
                                    Chief Executive Officer

/s/ Frances M. Hawk*                Trustee                    November 24, 2004

/s/ Lewis Mandell*                  Trustee                    November 24, 2004

/s/ Robert E. McGill III*           Trustee                    November 24, 2004


* By:  /s/ Kathleen A. McGah, Attorney-in-fact